UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	November 30, 2007

Date of reporting period:	November 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Columbia Tax-Exempt Fund

Annual Report – November 30, 2007

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Fund Profile	1

Economic Update	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Manager's Report	5

Financial Statements	7

Investment Portfolio	8

Statement of Assets and Liabilities	34

Statement of Operations	35

Statement of Changes in Net Assets	36

Financial Highlights	38

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	51

Federal Income Tax Information	52

Fund Governance	53

Board Consideration and Approval of Advisory Agreements	58

Summary of Management Fee Evaluation by Independent Fee Consultant	61

Important Information About This Report	69

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you'll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it's important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager's Report

The Portfolio Manager's Report is where you will find your portfolio manager's thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund's performance, along with a comparison of the fund's performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager's comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing "Important Information About This Report," which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund's Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm's report and biographies of the fund's trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia Tax-Exempt Fund

Summary

■   For the 12-month period ended November 30, 2007, the fund's Class A shares returned 1.74%, without sales charge.

■   The fund outperformed the average return of its peer group, the Lipper General Municipal Debt Funds Classification1, and underperformed its benchmark, the Lehman Brothers Municipal Bond Index.2

■   The fund's return was helped by holdings of pre-refunded bonds and non-callable, high grade intermediate maturity bonds. The fund's exposure to longer maturity bonds and certain high-yield issues hurt performance.

Portfolio Management

Kimberly Campbell has managed the fund since January 2002. Ms. Campbell was on leave of absence for the period March, 2004 to May, 2004 and has been associated with the advisor or its predecessors or affiliate organizations since 1995.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 11/30/07

+ 1.74%

Class A shares (without sales charge)

+ 2.71%

Lehman Brothers Municipal Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Economic Update – Columbia Tax-Exempt Fund

Summary

For the 12-month period that ended November 30, 2007

■   Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, trailed investment grade bonds and managed only a modest return.

Lehman Index	Merrill Lynch Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned 7.72%. Stock markets outside the United States were even stronger, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The U.S. economy experienced subpar growth early in the 12-month period that began December 1, 2006 and ended November 30, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and the likelihood of higher home heating bills this winter all figured into sharply reduced expectations among consumers.

Economic growth picked up in the spring, averaging just under 4.0% for the second and third quarters of 2007, as a strong labor market continued to buoy consumer spending. Job growth slowed, yet remained solid with more than 100,000 new jobs added each month, on average, during the period. A solid job market suggests that businesses have retained sufficient confidence to continue hiring and that consumer spending may still have some support. However, recent numbers on both consumer spending and manufacturing activity suggest that the economy lost some momentum in the final months of the period.

In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. After two cuts, the federal funds rate stood at 4.50% at the end of November.1

Bonds delivered respectable gains

The U.S. bond market seesawed during the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter of 2007 and bond prices slid while yields rose. Then, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.97%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.05%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned a modest 2.97%.

Despite volatility, stocks advanced

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the U.S. stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 7.72% for the 12-month period. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices.2 Growth stocks outperformed value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped significant returns from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, gained 17.30% (in U.S. dollars) for the period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 45.56% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.3

1In December 2007, the federal funds rate was reduced to 4.25%.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization.

3The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance Information – Columbia Tax-Exempt Fund

Growth of a $10,000 investment 12/01/97 – 11/30/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 12/01/97 – 11/30/07 ($)

Sales charge	without	with
Class A	16,127	15,361
Class B	14,967	14,967
Class C	15,188	15,188
Class Z	16,198	n/a

Average annual total return as of 11/30/07 (%)

Share class	A		B		C		Z
Inception	11/21/78		05/05/92		08/01/97		09/16/05
Sales charge	without	with	without	with	without	with	without
1-year	1.74	–3.09	0.98	–3.89	1.13	0.16	1.94
5-year	5.08	4.06	4.29	3.95	4.45	4.45	5.17
10-year	4.90	4.39	4.11	4.11	4.27	4.27	4.94

Average annual total return as of 12/31/07 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	2.18	–2.68	1.42	–3.47	1.57	0.59	2.38
5-year	4.49	3.48	3.71	3.36	3.87	3.87	4.58
10-year	4.71	4.20	3.93	3.93	4.08	4.08	4.76

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

Class Z (newer class of shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of Class Z shares. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for the periods prior to the inception of Class Z shares would have been higher because Class Z shares are not subject to any Rule 12b-1 fees.

Class A shares were initially offered on November 21, 1978, Class B shares were initially offered on May 5, 1992, Class C shares were initially offered on August 1, 1997, and Class Z shares were initially offered on September 16, 2005.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.88
Class B	1.63
Class C	1.63
Class Z	0.68

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

06/01/07 – 11/30/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.90	1,020.96	4.15	4.15	0.82
Class B	1,000.00	1,000.00	1,015.99	1,017.20	7.93	7.94	1.57
Class C	1,000.00	1,000.00	1,016.80	1,017.95	7.18	7.18	1.42
Class Z	1,000.00	1,000.00	1,020.91	1,021.96	3.14	3.14	0.62

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Tax-Exempt Fund

For the 12-month period ended November 30, 2007, the fund's Class A shares returned 1.74% without sales charge. The fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 2.71%.1 It outpaced the average return of its peer group, the Lipper General Municipal Debt Funds Classification, which was 0.86%.2 The fund's exposure to non-callable high grade intermediate maturity issues, some of which are zero coupon bonds, benefited performance. Meanwhile, bond holdings in the long maturity range detracted from returns as did certain lower quality issues, particularly tobacco bonds.

Pre-refunded bonds, non-callable issues and zero-coupon bonds outperformed

During much of the period, the Federal Reserve Board (the Fed) kept the federal funds rate—a key rate that influences short-term interest rates—unchanged at 5.25%. However, tighter credit conditions and increased uncertainty about short-term economic growth prompted the Fed to begin a series of rate cuts in August, resulting in a federal funds rate of 4.50% by the close of the 12-month period.3 Generally, during the one year period ending November 30, 2007, high-quality municipal bonds moved down in yield (up in price) for maturities between one and nine years, and up in yield (down in price) for bonds with maturity dates ten years and longer.

Against this backdrop, many of the tax-exempt holdings within the 10-year range that tend to outperform in a declining interest rate environment aided the fund's return. These included pre-refunded bonds, which generally are backed by Treasury securities, carry an above-market coupon and are refunded to their call date. The fund's position in non-callable, high grade zero-coupon bonds maturing within ten years also helped, as did a higher-than-index weight in high quality intermediate maturity non-callable bonds. On a relative basis, this sector performed better than many longer maturity callable bonds, as yields rose more (and prices fell) on the longer end of the maturity range. Non-callable bonds also tend to perform true to their maturity dates, as compared to callable bonds which may be redeemed before maturity.

Ten-year futures contracts used to manage the fund's sensitivity to interest rate changes also benefited the fund's performance. These hedging strategies helped to manage volatility in the fund as interest rates changed during the period.

Longer maturity and lower quality bonds detracted from returns

The fund's exposure to bonds in the long maturity range generally hurt performance as yields rose and prices on these bonds fell. In addition, bonds with long duration detracted from performance. Duration is a measure of a bond's sensitivity to interest rate changes. Long duration issues hurt performance because during this period yields on these bonds rose and prices fell.

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The Fed lowered the federal funds rate to 4.25% in December, 2007.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 11/30/07 ($)

Class A	13.52
Class B	13.52
Class C	13.52
Class Z	13.52

Distributions declared per share

12/01/06 – 11/30/07 ($)

Class A	0.59
Class B	0.49
Class C	0.51
Class Z	0.62

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 11/30/07 (%)

Class A	3.74
Class B	3.16
Class C	3.31
Class Z	4.13

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 11/30/07 (%)

Class A	5.75
Class B	4.86
Class C	5.09
Class Z	6.35

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia Tax-Exempt Fund

Top 5 sectors

as of 11/30/07 (%)

Refunded/Escrowed	17.8
Local General Obligations	11.8
Special Non-Property Tax	6.9
State Appropriated	6.5
State General Obligations	6.1

Quality breakdown

as of 11/30/07 (%)

AAA	64.8
AA	7.2
A	7.7
BBB	8.4
BB	0.3
B	1.2
CCC	0.2
Non-Rated	9.0
Cash & Equivalents	1.2

Maturity breakdown

as of 11/30/07 (%)

0-1 years	0.4
1-3 years	3.7
3-5 years	7.8
5-7 years	8.4
7-10 years	14.7
10-15 years	27.0
15-20 years	16.4
20-25 years	12.4
25 years and over	8.0
Cash & Equivalents	1.2

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund's holdings in some low quality bonds detracted from performance, while others helped. In particular, tobacco bonds hurt the fund's return. Overall, the prices on high-yield bonds declined amid general liquidity concerns for lower quality bonds in the taxable markets. As mentioned in earlier reports, the high-yield municipal sector had shown generally strong performance for several years, as investors' robust demand for yield (income) pushed the prices of these bonds to aggressive levels during which time we reduced the fund's high-yield positions. However, we continue to maintain the fund's exposure to selected high yield bonds, as we believe the sector offers a reasonable amount of income, in addition to the potential for appreciation, and provides valuable diversification to the fund.

Slower economic growth ahead

The fund's positioning at the end of the period was consistent with our outlook for slowing economic growth in 2008. We have focused on high grade longer-intermediate maturity bonds, targeting bonds that we think may offer good relative value and total return characteristics, as well as good call protection, and selectively adding high yield issues.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Financial Statements – Columbia Tax-Exempt Fund, November 30, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Investment Portfolio – Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds – 97.8%
	Par ($)	Value ($)
Education – 2.5%
Education – 2.5%
CA Educational Facilities Authority
Loyola Marymount University, Series 2001, Insured: MBIA: (a) 10/01/17	2,525,000	1,682,509
(a) 10/01/20	2,000,000	1,129,660
CA Municipal Finance Authority
Escondido Charter, Series 2006 A,
5.250% 06/01/36	1,750,000	1,625,750
MA College Building Authority
Series 1994 A,
7.500% 05/01/14	3,500,000	4,161,115
MA Health & Educational Facilities Authority
Harvard University, Series 1991 N, 6.250% 04/01/20	2,000,000	2,461,080
Massachusetts Institute of Technology, Series 2002 K, 5.500% 07/01/22	8,000,000	9,325,760
NC University of North Carolina at Chapel Hill
Series 1997,
(a) 08/01/13	2,000,000	1,634,640
NY Dormitory Authority
Educational Housing Services, Series 2005, Insured: AMBAC 5.250% 07/01/30	3,000,000	3,219,090
New York University, Series 2001 1, Insured: AMBAC 5.500% 07/01/40	4,000,000	4,596,440
Upstate Community Colleges, Series 2005 B, Insured: FGIC 5.500% 07/01/23	2,000,000	2,285,200
UT Weber State University Revenue
Series 2005, Insured: MBIA 4.250% 04/01/29	5,100,000	4,790,022
VA College Building Authority
Washington & Lee University, Series 2001, 5.375% 01/01/21	10,000,000	11,313,500

	Par ($)	Value ($)
WV University of West Virginia
Series 1998 A, Insured: MBIA 5.250% 04/01/28	5,000,000	5,617,500
Series 2000 A, Insured: AMBAC: (a) 04/01/16	3,300,000	2,341,284
(a) 04/01/18	3,800,000	2,425,768
(a) 04/01/17	2,480,000	1,671,644
Education Total		60,280,962
Health Care – 8.7%
Continuing Care Retirement – 0.6%
MD Baltimore County
Oak Crest Village, Inc., Series 2007 A, 5.000% 01/01/37	5,000,000	4,708,000
MO St. Louis Industrial Development Authority
St. Andrews Resources for Seniors, Series 2007 A, 6.375% 12/01/41	7,000,000	7,095,340
NC Medical Care Commission
Glenaire, Inc., Series 2006, 5.500% 10/01/31	2,500,000	2,431,875
PA Montgomery County Industrial Development Authority
Whitemarsh Continuing Care Retirement Community, Series 2005, 6.125% 02/01/28	2,000,000	2,037,440
Continuing Care Retirement Total		16,272,655
Health Services – 0.5%
MA Development Finance Agency
Boston Biomedical Research Institute, Series 1999, 5.650% 02/01/19	1,310,000	1,333,108
MN Minneapolis & St. Paul Housing & Redevelopment Authority
Group Health Plan, Inc., Series 2003: 5.250% 12/01/16	1,250,000	1,284,275
6.000% 12/01/17	1,650,000	1,753,092
WI Health & Educational Facilities Authority
Marshfield Clinic, Series 1999, Insured: RAD 6.250% 02/15/29	7,200,000	7,514,352
Health Services Total		11,884,827

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
Hospitals – 5.7%
AZ University Medical Center Corp.
Series 2004,
5.250% 07/01/13	1,000,000	1,043,160
CA ABAG Finance Authority for Nonprofit Corps.
San Diego Hospital Association, Series 2003 C, 5.375% 03/01/20	1,320,000	1,354,030
CA Health Facilities Financing Authority
Catholic Health Care West, Series 2004 G, 5.250% 07/01/23	500,000	515,115
CT Health & Educational Facilities Authority
Manchester Memorial Hospital, Series 2000 A, Insured: RAD 6.000% 07/01/25	1,605,000	1,675,797
FL Hillsborough County Industrial Development Authority
Tampa General Hospital, Series 2003 A: 5.000% 10/01/18	825,000	844,214
5.250% 10/01/24	4,000,000	4,076,120
FL Orange County Health Facilities Authority
Orlando Regional Healthcare System, Series 1999 E, 6.000% 10/01/26	6,905,000	7,116,638
Series 1996 A, Insured: MBIA 6.250% 10/01/16	825,000	957,800
FL West Orange Health Care District
Series 2001 A,
5.650% 02/01/22	3,650,000	3,770,450
GA Chatham County Hospital Authority
Memorial Health University Medical Center, Series 2004 A, 5.500% 01/01/34	2,500,000	2,393,175
Memorial Medical Center, Series 2001 A, 6.125% 01/01/24	3,000,000	3,092,670
LA Public Facilities Authority
Touro Infirmary, Series 1999 A, 5.625% 08/15/29	10,940,000	10,932,123
MA Health & Educational Facilities Authority
South Shore Hospital, Series 1999 F, 5.750% 07/01/29	13,000,000	13,276,380

	Par ($)	Value ($)
MI Dickinson County
Dickinson County Health Care System, Series 1999, 5.700% 11/01/18	1,800,000	1,836,432
MI University of Michigan
Series 2002 D,
5.250% 12/01/20	6,310,000	6,603,289
MN St. Paul Housing & Redevelopment Authority
HealthEast, Inc., Series 1997 A, 5.500% 11/01/09	250,000	252,595
MO Health & Educational Facilities Authority
Lake Regional Health Systems, Series 2003, 5.600% 02/15/25	625,000	640,663
SSM Health Care Corp., Series 2002 A: 5.000% 06/01/11	2,000,000	2,091,380
5.250% 06/01/12	2,500,000	2,656,500
MS Medical Center Building Corp.
University of Mississippi Medical Center, Series 1998, Insured: AMBAC 5.500% 12/01/23	10,550,000	12,030,165
NC Medical Care Commission
Wilson Memorial Hospital, Series 1997, Insured: AMBAC (a) 11/01/14	1,380,000	1,054,927
ND Ward County Health Care Facility
Trinity Health, Series 2006, 5.125% 07/01/29	1,250,000	1,223,588
NH Health and Education Facilities Authority
Littleton Regional Hospital, Series 1998,
5.800% 05/01/18	1,470,000	1,483,009
NM Farmington Hospital Revenue
San Juan Medical Center, Series 2004 A, 5.000% 06/01/23	500,000	503,860
SC Greenville Hospital System Board
Series 2001, Insured: AMBAC 5.500% 05/01/26	5,000,000	5,277,700

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
TN Johnson City Health & Educational Facilities Board
Mountain States Health Alliance, Series 2006 A, 5.500% 07/01/36	1,250,000	1,259,288
TN Knox County Health, Educational & Housing Facilities Authority
East Tennessee Hospital, Series 2003 B, 5.750% 07/01/33	650,000	662,376
Fort Sanders Alliance, Series 1993, Insured: MBIA 5.250% 01/01/15	5,000,000	5,449,750
TN Sullivan County Health Educational & Housing Facilities Board
Wellmont Health System, Series 2006 C, 5.250% 09/01/36	8,500,000	8,314,190
TX Harris County Health Facilities Development Corp.
Memorial Hermann Hospital Systems, Series 1998, Insured: FSA 5.500% 06/01/11	3,335,000	3,556,477
VA Fairfax County Industrial Development Authority
Inova Health System, Series 1993 A, 5.000% 08/15/23	10,000,000	10,651,200
VA Henrico County Industrial Development Authority
Bon Secours Health, Series 1996, Insured: MBIA 6.000% 08/15/16	5,000,000	5,617,600
WI Health & Educational Facilities Authority
Aurora Health Care, Inc.: Series 1999 B: 5.500% 02/15/15	3,500,000	3,562,965
5.625% 02/15/20	5,500,000	5,572,875
Series 1999 A,
5.600% 02/15/29	4,000,000	4,021,680
Series 2003,
6.400% 04/15/33	4,250,000	4,472,742
Hospitals Total		139,842,923
Intermediate Care Facilities – 0.6%
IL Development Finance Authority
Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	2,290,000	2,309,213

	Par ($)	Value ($)
IN Health Facilities Financing Authority
Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	11,825,000	11,924,212
Intermediate Care Facilities Total		14,233,425
Nursing Homes – 1.3%
CO Health Facilities Authority
American Housing Foundation I, Inc., Series 2003 A, 8.500% 12/01/31	885,000	914,709
IA Finance Authority
Care Initiatives, Series 1998 B: 5.500% 07/01/08	260,000	261,238
5.750% 07/01/28	4,500,000	4,478,310
IA Marion Health Care Facilities
Series 2003, 6.500% 01/01/29 (b)	200,000	221,138
MA Industrial Finance Agency
GF/Massachusetts, Inc., Series 1994, 8.300% 07/01/23	10,490,000	9,905,078
PA Chester County Industrial Development Authority
Pennsylvania Nursing Home, Series 2002, 8.500% 05/01/32	6,265,000	6,426,198
PA Delaware County Industrial Development Authority
Care Institute-Main Line LLC, Series 2005, 9.000% 08/01/31 (c)	8,300,000	6,142,249
PA Washington County Industrial Development Authority
AHF Project, Series 2003, 7.750% 01/01/29	2,220,000	2,486,222
TN Metropolitan Government Nashville & Davidson County Health & Education Board
AHF Project, Series 2003, 7.750% 01/01/29	510,000	563,020
Nursing Homes Total		31,398,162
Health Care Total		213,631,992

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 3.1%
Assisted Living/Senior – 0.3%
DE Kent County
Heritage at Dover, Series 1999, AMT, 7.625% 01/01/30	1,615,000	1,509,944
MN Roseville
Care Institute, Inc., Series 1993, 7.750% 11/01/23	3,275,000	2,818,662
NC Medical Care Commission
DePaul Community Facilities, Inc., Series 1999, 7.625% 11/01/29	2,025,000	2,207,837
NY Suffolk County Industrial Development Agency
Gurwin Jewish Phase II, Series 2004, 6.700% 05/01/39	900,000	955,071
Assisted Living/Senior Total		7,491,514
Multi-Family – 2.1%
FL Broward County Housing Finance Authority
Chaves Lake Apartments Ltd., Series 2000 A, AMT, 7.500% 07/01/40	7,925,000	8,261,020
Cross Keys Apartments, Series 1998 A, AMT, 5.750% 10/01/28	985,000	992,072
FL Capital Trust Agency
Atlantic Housing Foundation, Inc., Series 2005 C, 5.875% 01/01/28	2,000,000	1,784,780
FL Clay County Housing Finance Authority
Breckenridge Commons Ltd., Series 2000 A, AMT, 7.450% 07/01/40	3,975,000	4,114,125
MA Housing Finance Agency
Series 2004 A, AMT, Insured: FSA 5.250% 07/01/25	10,000,000	10,124,900
MD Economic Development Corp.
Collegiate Housing Foundation, Series 1999 A, 6.000% 06/01/30	3,000,000	3,077,520
MN Washington County Housing & Redevelopment Authority
Cottages of Aspen, Series 1992, AMT, 9.250% 06/01/22	1,780,000	1,780,570

	Par ($)	Value ($)
MN White Bear Lake
Birch Lake Townhomes: Series 1989 A, 9.750% 07/15/19	2,385,000	2,361,150
Series 1989 B, AMT,
(a) 07/15/19	264,000	114,177
MO St. Louis Area Housing Finance Corp.
Wellington Arms III, Series 1979, 7.375% 01/01/21	1,532,911	1,545,374
NC Durham Housing Authority
Magnolia Pointe Apartments, Series 2005, AMT, 5.650% 02/01/38	3,500,000	3,370,710
NC Housing Finance Agency
Series 1994 F, Insured: FHA 6.600% 07/01/17	355,000	355,614
NC Medical Care Commission
ARC Project, Series 2004 A, 5.800% 10/01/34	1,400,000	1,420,104
NY New York City Housing Development Corp.
Series 2005 F-1,
4.650% 11/01/25	5,000,000	5,052,650
OK County Finance Authority
Sail Associates LLC, Series 2007, AMT, 5.250% 12/01/41	1,475,000	1,490,074
Resolution Trust Corp.
Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16 (d)	6,615,223	6,578,310
Multi-Family Total		52,423,150
Single-Family – 0.7%
CA Department of Veterans Affairs
Series 2007, AMT,
4.850% 12/01/22	2,000,000	2,011,880
CA Housing Finance Authority
Series 1984 B,
(a) 08/01/16	230,000	89,477
CO El Paso County School District No. 11
Series 1988 A, AMT, Guarantor: GNMA 8.375% 03/25/19	103,220	105,235

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
CO Housing Finance Authority
Series 1996 B-1, AMT,
7.650% 11/01/26	25,000	25,407
FL Brevard County
Series 1985, Insured: FGIC (a) 04/01/17	425,000	167,633
FL Lee County Housing Finance Authority
Series 1998 A-2, AMT, Guarantor: GNMA 6.300% 03/01/29	105,000	106,108
IL Chicago
Series 1997 A, AMT, Guarantor: GNMA 7.250% 09/01/28	10,000	10,300
LA Jefferson Parish Home Mortgage Authority
Series 1999 B-1, AMT, Guarantor: GNMA 6.750% 06/01/30	305,000	308,770
MA Housing Finance Agency
Series 1992 21, AMT,
7.125% 06/01/25	450,000	450,040
Series 1992, AMT, Insured: AMBAC 7.125% 06/01/25	150,000	150,013
MD Community Development Administration Department of Housing & Community Development
Series 2006 B, AMT,
4.900% 09/01/37	4,935,000	4,726,101
ME Housing Authority
Series 2006 D, AMT,
4.950% 11/15/31	2,045,000	1,994,509
MO Housing Development Commission
Series 2006, AMT, Guarantor: GNMA 4.750% 09/01/21	1,000,000	991,960
NC Housing Finance Agency
Series 1998, AMT,
5.250% 03/01/17	220,000	228,417
NM Mortgage Finance Authority
Series 1999 D-2, AMT, Guarantor: GNMA 6.750% 09/01/29	915,000	938,570
Series 2000 A-2, AMT, Insured: FHA 7.100% 09/01/30	240,000	246,859

	Par ($)	Value ($)
OK Housing Finance Agency
Series 1999 B-1, Guarantor: GNMA 6.800% 09/01/16	100,000	102,862
OR Department of Housing & Community Services
Series 1998 A,
5.150% 07/01/15	35,000	35,594
WA Housing Finance Commission
Series 2006 3-A, AMT,
Guarantor: GNMA 5.000% 12/01/37	3,000,000	2,918,220
Single-Family Total		15,607,955
Housing Total		75,522,619
Industrials – 3.8%
Food Products – 0.5%
FL Hendry County Industrial Development Authority
Savannah Foods & Industries, Series 1992, AMT, 6.400% 03/01/17	1,500,000	1,502,385
MI Strategic Fund
Imperial Sugar Co.: Series 1998 A, 6.250% 11/01/15	2,250,000	2,292,795
Series 1998 B,
6.450% 11/01/25	3,500,000	3,536,540
Series 1998 C, AMT,
6.550% 11/01/25	4,250,000	4,288,675
Food Products Total		11,620,395
Forest Products & Paper – 0.7%
FL Escambia County Environmental Improvement Revenue
International Paper Co., Series 2003 A, AMT, 5.750% 11/01/27	2,750,000	2,770,405
GA Rockdale County Development Authority
Visy Paper, Inc., Series 2007 A, AMT, 6.125% 01/01/34	2,000,000	2,010,240
IA Cedar Rapids
Weyerhaeuser Co., Series 1984, 9.000% 08/01/14	1,000,000	1,196,470
MS Lowndes County
Weyerhaeuser Co., Series 1992 A, 6.800% 04/01/22	2,470,000	2,789,297

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
NC Haywood County Industrial Facilities & Pollution Control Financing Authority
Champion International Corp., Series 1999, AMT, 6.400% 11/01/24	2,425,000	2,486,401
SC Georgetown County
International Paper Co., Series 2000 A, 5.950% 03/15/14	4,000,000	4,271,520
SC Richland County
International Paper Co., Series 2003, AMT, 6.100% 04/01/23	1,000,000	1,034,130
Forest Products & Paper Total		16,558,463
Manufacturing – 0.6%
AL McIntosh Industrial Development Board
CIBA Specialty Chemicals, Series 1998, 5.375% 06/01/28	1,000,000	1,007,320
IL Will-Kankakee Regional Development Authority
Flanders Corp., Series 1997, AMT, 6.500% 12/15/17	2,095,000	2,109,183
KS Wichita Airport Authority
Cessna Citation Service Center, Series 2002 A, AMT, 6.250% 06/15/32	5,000,000	5,157,650
MN Alexandria Industrial Development
Seluemed LLP, Series 1998, AMT, 5.850% 03/01/18	830,000	832,333
MO Development Finance Board
Procter & Gamble Co., Series 1999, AMT, 5.200% 03/15/29	4,385,000	4,745,710
MO St. Louis Industrial Development Authority
Anheuser-Busch Companies, Inc., Series 1991, 6.650% 05/01/16	1,400,000	1,658,860
Manufacturing Total		15,511,056
Metals & Mining – 0.0%
NV Department of Business & Industry
Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT, 8.000% 09/01/14 (d)	935,000	962,358
Metals & Mining Total		962,358

	Par ($)	Value ($)
Oil & Gas – 1.7%
AZ Salt Verde Financial Corp.
Series 2007,
5.500% 12/01/29	6,000,000	6,226,260
CA Long Beach Bond Finance Authority
Series 2007 A,
5.500% 11/15/37	5,000,000	5,051,350
GA Main Street Natural Gas, Inc.
Series 2007 A,
5.500% 09/15/26	7,500,000	7,508,025
LA St. John Baptist Parish
Marathon Oil Co., Series 2007 A, 5.125% 06/01/37	12,750,000	12,154,193
NJ Middlesex County Pollution Control Authority
Amerada Hess Corp., Series 2004, 6.050% 09/15/34	1,140,000	1,169,503
TN Maury County Industrial Development Board
Occidental Petroleum Corp., Series 2001 A, AMT, 6.250% 08/01/18	4,000,000	4,218,840
TX Texas City Industrial Development Corp.
Arco Pipeline Co., Inc., Series 1990, 7.375% 10/01/20	2,000,000	2,568,360
VI Virgin Islands Public Finance Authority
Hovensa LLC, Series 2003, AMT, 6.125% 07/01/22	2,975,000	3,042,919
Oil & Gas Total		41,939,450
Other Industrial Development Bonds – 0.3%
MI Strategic Fund Obligation Ltd.
NSF International, Series 2004, 5.250% 08/01/26	600,000	612,624
NJ Economic Development Authority
GMT Realty LLC, Series 2006 B, AMT, 6.875% 01/01/37	7,000,000	7,368,200
Other Industrial Development Bonds Total		7,980,824
Industrials Total		94,572,546

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
Other – 21.0%
Other – 0.0%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B,
5.000% 12/01/15	1,100,000	1,156,386
Other Total		1,156,386
Pool/Bond Bank – 1.4%
FL Municipal Loan Council
Series 2000 A, Insured: MBIA (a) 04/01/21	1,000,000	548,820
MA Water Pollution Abatement Trust
Series 1999 A,
6.000% 08/01/17	10,000,000	11,844,000
Series 2006:
5.250% 08/01/24	4,000,000	4,525,400
5.250% 08/01/28	10,735,000	12,185,191
MI Municipal Bond Authority
Series 2001,
5.250% 10/01/19	1,000,000	1,055,270
OH Water Development Authority
Water Pollution Control, Series 2005 B, 4.750% 06/01/25	5,000,000	5,159,150
Pool/Bond Bank Total		35,317,831
Refunded/Escrowed (e) – 17.8%
AK Anchorage
Ice Rink Revenue, Series 1998, Pre-refunded 07/01/10, 6.250% 01/01/12	1,230,000	1,281,143
AZ Health Facilities Authority
Catholic Heallthcare West, Series 1999 A, Pre-refunded 07/01/10, 6.625% 07/01/20	3,700,000	4,031,594
AZ Maricopa County Industrial Development Authority
Series 1984, Escrowed to Maturity, (a) 02/01/16	4,500,000	3,256,065
Windsor Housing, Series 1996 A, Escrowed to Maturity, 6.625% 07/01/26	2,750,000	2,783,852

	Par ($)	Value ($)
AZ Pima County Industrial Development Authority
Series 1989, AMT, Escrowed to Maturity, 8.200% 09/01/21	12,370,000	16,626,517
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A, Escrowed to Maturity, (a) 01/01/18	10,000,000	6,601,600
CA Morgan Hill Unified School District
Series 2002, Escrowed to Maturity, Insured: FGIC (a) 08/01/22	3,345,000	1,736,356
CA Palmdale Community Redevelopment Agency
Series 1986 A, AMT, Escrowed to Maturity, Insured: FHA 8.000% 03/01/16	3,000,000	3,924,960
Series 1986 D, AMT, Escrowed to Maturity, Insured: MBIA 8.000% 04/01/16	7,000,000	9,177,000
CA Perris Community Facilities District
Series 1991 2-90, Escrowed to Maturity, 8.750% 10/01/21	6,165,000	9,250,459
CA Pomona
Series 1990 A, Escrowed to Maturity, Guarantor: GNMA 7.600% 05/01/23	9,400,000	12,152,790
CA Riverside County
Series 1998, AMT, Escrowed to Maturity, Guarantor: GNMA 8.300% 11/01/12	10,000,000	12,111,800
CA San Francisco Bay Area Rapid Transit District
Series 1999, Pre-refunded 07/01/09, 5.500% 07/01/26 (d)(f)	10,000,000	10,452,400
CO Highlands Ranch Metropolitan District No. 2
Series 1996, Escrowed to Maturity, Insured: FSA 6.500% 06/15/12	530,000	601,221
CO Mesa County
Series 1992, Escrowed to Maturity, (a) 12/01/11	5,905,000	5,117,096

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Health & Educational Facility Authority
Manchester Memorial Hospital, Series 2000 A, Pre-refunded 07/01/10, Insured: RAD 6.000% 07/01/25	135,000	145,236
FL Capital Projects Finance Authority
Glenridge on Palmer Ranch, Series 2002 A, Pre-refunded 06/01/12, 8.000% 06/01/32	4,500,000	5,371,425
FL Highlands County Health Facilities Authority
Adventist Health Systems, Series 2003 D, Pre-refunded 11/15/13, 5.375% 11/15/35	3,450,000	3,793,171
FL Jacksonville Transportation Authority
Series 1985, Escrowed to Maturity, 9.200% 01/01/15	2,000,000	2,519,020
FL Melbourne
Series 2000 A, Escrowed to Maturity, Insured: FGIC (a) 10/01/19	600,000	361,368
FL Mid-Bay Bridge Authority
Series 1991 A, Escrowed to Maturity, 6.875% 10/01/22	2,000,000	2,589,320
FL Orange County Health Facilities Authority
Orlando Regional Health Care System, Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	2,120,000	2,508,660
Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	55,000	64,547
FL Orlando Utilities Commission Water & Electric
Series 1989 D, Escrowed to Maturity, 6.750% 10/01/17	3,750,000	4,465,762
FL Seminole County
Series 1992, Escrowed to Maturity, Insured: MBIA 6.000% 10/01/19	1,030,000	1,199,857

	Par ($)	Value ($)
FL Tampa Bay Water Utility Systems
Series 1999, Pre-refunded 10/01/11, 5.750% 10/01/29 (d)(f)	3,000,000	3,265,140
GA Forsyth County Hospital Authority
Georgia Baptist Health Care System, Series 1998, Escrowed to Maturity, 6.000% 10/01/08	165,000	168,087
GA Fulton County Water & Sewer
Series 1992, Escrowed to Maturity, Insured: FGIC 6.375% 01/01/14	19,080,000	21,287,174
GA Municipal Electric Authority
Series 1991: Escrowed to Maturity, Insured: MBIA 6.600% 01/01/18	3,600,000	4,299,336
Pre-refunded to various dates, Insured: MBIA 6.600% 01/01/18	420,000	492,206
Series 1998 Y: Escrowed to Maturity, Insured: AMBAC 6.400% 01/01/13	55,000	61,112
Pre-refunded 01/01/11, Insured: AMBAC 6.400% 01/01/13	10,000	10,911
ID Health Facilities Authority
IHC Hospitals, Inc., Series 1992, Escrowed to Maturity, 6.650% 02/15/21	6,000,000	7,624,380
IL Educational Facilities Authority
Educational Advancement Fund, Inc., Series 2002, Pre-refunded 05/01/12, 6.625% 05/01/17	4,500,000	5,147,415
IL Glendale Heights
Series 1985 B, Escrowed to Maturity, 7.100% 12/01/15	1,360,000	1,562,314
IL Metropolitan Pier & Exposition Authority
Series 1993 A, Escrowed to Maturity, Insured: FGIC (a) 06/15/13	8,750,000	7,141,225

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 1996, Escrowed to Maturity, Insured: MBIA (a) 06/15/12	2,655,000	2,256,803
MA College Building Authority
Series 1999 A, Escrowed to Maturity, Insured: MBIA: (a) 05/01/19	7,710,000	4,753,678
(a) 05/01/20	7,750,000	4,546,925
MA Port Authority
Series 1999 C, Pre-refunded 01/01/10, 5.750% 07/01/29 (d)(f)	5,000,000	5,298,300
MA Turnpike Authority
Series 1993 A, Escrowed to Maturity, Insured: FGIC: 5.000% 01/01/20	12,665,000	13,843,478
5.125% 01/01/23	3,600,000	4,017,024
MA Water Resources Authority
Series 1992 A, Escrowed to Maturity, Insured: FGIC 6.500% 07/15/19	5,000,000	5,983,750
MI State
525 Redevco, Inc., Series 2000, Escrowed to Maturity, Insured: AMBAC (a) 06/01/21	6,000,000	3,289,920
MN Dakota & Washington Counties Housing & Redevelopment Authority
Series 1988, AMT, Escrowed to Maturity, Guarantor: GNMA 8.150% 09/01/16	235,000	311,648
MN Moorhead
Series 1979, Escrowed to Maturity, Insured: FHA 7.100% 08/01/11	15,000	16,173
MN Robbinsdale Economic Development Authority
Series 1999 A, Pre-refunded 01/01/10, 6.875% 01/01/26	250,000	267,908

	Par ($)	Value ($)
MN University of Minnesota
Series 1996 A, Escrowed to Maturity, 5.500% 07/01/21	1,000,000	1,148,890
MN Waconia
Ridgeview Medical Center, Series 1999 A, Pre-refunded 01/01/10, Insured: RAD 6.125% 01/01/29	1,000,000	1,056,670
MN Western Minnesota Municipal Power Agency
Series 1983 A, Escrowed to Maturity, Insured: MBIA 9.750% 01/01/16	1,000,000	1,405,430
MO Jefferson City School District
Series 1991 A, Escrowed to Maturity, 6.700% 03/01/11	1,450,000	1,533,099
NC Eastern Municipal Power Agency
Series 1987 A, Pre-refunded 01/01/22, 4.500% 01/01/24	1,750,000	1,828,645
Series 1991 A, Escrowed to Maturity: 5.000% 01/01/21	8,735,000	9,530,322
6.500% 01/01/18	5,815,000	7,169,488
NE Omaha Public Power District
Series 1992 B, Escrowed to Maturity, 6.200% 02/01/17	1,600,000	1,854,240
NJ Highway Authority
Series 1971, Escrowed to Maturity, 6.500% 01/01/11	471,000	491,319
NJ Tobacco Settlement Financing Corp.
Series 2003, Pre-refunded 06/01/13, 6.750% 06/01/39	6,165,000	7,194,247
NJ Transportation Trust Fund Authority
Series 1995 B, Escrowed to Maturity, Insured: MBIA 7.000% 06/15/12	10,135,000	11,718,290

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ Turnpike Authority
Series 1991 C, Escrowed to Maturity, Insured: MBIA 6.500% 01/01/16	11,000,000	12,797,180
Series 2005 C, Escrowed to Maturity, Insured: MBIA 6.500% 01/01/16	965,000	1,122,662
NV Henderson
Catholic Healthcare West, Series 1999 A, Pre-refunded 07/01/10, 6.750% 07/01/20	520,000	568,610
NY New York City Municipal Water Finance Authority
Series 1999 A, Pre-refunded 06/15/09, 5.500% 06/15/32 (d)(f)	10,000,000	10,444,600
NY Triborough Bridge & Tunnel Authority
Series 1992 Y, Escrowed to Maturity, 6.125% 01/01/21	14,000,000	16,987,740
Series 1992, Escrowed to Maturity, Insured: CAP 6.125% 01/01/21	7,000,000	8,493,870
OH Hilliard School District
Series 1995 A, Escrowed to Maturity, Insured: FGIC (a) 12/01/12	2,505,000	2,099,616
PA Cambria County Industrial Development Authority
Beverly Enterprises, Series 1987, Escrowed to Maturity, 10.000% 06/18/12	800,000	928,824
PA Convention Center Authority
Series 1989 A, Escrowed to Maturity, Insured: FGIC 6.000% 09/01/19	14,010,000	16,689,553
PA Pottstown Boro Authority
Sewer Revenue, Series 1991, Escrowed to Maturity, Insured: FGIC (a) 11/01/16	1,000,000	705,470

	Par ($)	Value ($)
PA Westmoreland County Municipal Authority
Series 2000 A, Escrowed to Maturity, Insured: FGIC (a) 08/15/23	5,000,000	2,137,500
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 1998 A, Economically Defeased to Maturity, Insured: AMBAC 5.125% 06/01/24	3,000,000	3,319,290
Series 2002 E, Escrowed to Maturity, 6.000% 08/01/26	2,700,000	3,300,318
PR Commonwealth of Puerto Rico
Series 2006 A, Pre-refunded 07/01/16, 5.250% 07/01/30	1,235,000	1,388,202
SC Piedmont Municipal Power Agency
Series 1993, Escrowed to Maturity: Insured: AMBAC (a) 01/01/13	9,800,000	7,784,434
Insured: MBIA 5.375% 01/01/25	3,960,000	4,540,061
Series 1998, Escrowed to Maturity: Insured: AMBAC (a) 01/01/13	14,120,000	10,244,484
Insured: MBIA 5.375% 01/01/25	435,000	496,474
TX Harris County Health Facilities Development Corp.
Christus Health, Series 1999 A, Pre-refunded 07/01/09, Insured: MBIA 5.375% 07/01/19 (d)(f)	18,000,000	18,763,560
TX Houston Water & Sewer System
Series 1998 A, Escrowed to Maturity, Insured: FSA: (a) 12/01/19	26,955,000	15,912,076
(a) 12/01/23	2,515,000	1,205,213
TX Municipal Power Agency
Series 1989, Escrowed to Maturity, Insured: AMBAC: (a) 09/01/11	575,000	503,867
(a) 09/01/12	215,000	181,464

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 1993, Escrowed to Maturity, Insured: MBIA (a) 09/01/15	185,000	137,649
TX North Central Health Facility Development Corp.
Series 1991 A, Escrowed to Maturity, 6.625% 06/01/11	1,650,000	1,750,617
TX Research Laboratory Commission Finance Authority
Superconducting Super Collider, Series 1991, Escrowed to Maturity, 6.950% 12/01/12	8,840,000	9,636,926
UT Provo
Series 1980, Escrowed to Maturity, 10.125% 04/01/15	1,375,000	1,713,855
UT Utah County Hospital Revenue
IHC Health Services, Inc., Series 1997, Escrowed to Maturity, Insured: MBIA 5.250% 08/15/26	2,500,000	2,528,625
VA Tobacco Settlement Financing Corp.
Series 2005, Refunded to various dates beginning 06/01/12, 5.500% 06/01/26	5,000,000	5,542,400
WA Public Power Supply System
Series 1992 A, Escrowed to Maturity, Insured: MBIA (a) 07/01/11	2,315,000	2,039,839
WV Hospital Finance Authority
Charleston Area Medical Center, Series 2000, Pre-refunded 09/01/10, 6.750% 09/01/30	10,410,000	11,444,962
Refunded/Escrowed Total		438,108,707
Tobacco – 1.8%
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1,
5.000% 06/01/33	2,500,000	2,190,325
MI Tobacco Settlement Finance Authority
Series 2007 A,
6.000% 06/01/34	2,500,000	2,473,825

	Par ($)	Value ($)
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A:
4.625% 06/01/26	11,900,000	10,181,283
5.000% 06/01/29	7,500,000	6,576,000
NY TSASC, Inc.
Series 2006 1,
5.000% 06/01/26	2,000,000	1,922,040
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2:
5.750% 06/01/34	5,000,000	4,771,450
5.875% 06/01/47	10,000,000	9,508,700
SC Tobacco Settlement Management Authority
Series 2001 B,
6.375% 05/15/28	4,500,000	4,575,555
WI Badger TOB Asset Securitization Corp.
Series 2002,
5.750% 06/01/12	2,450,000	2,567,478
Tobacco Total		44,766,656
Other Total		519,349,580
Other Revenue – 1.6%
Hotels – 0.4%
MA Boston Industrial Development Financing Authority
Crosstown Center Hotel LLC, Series 2002, AMT, 6.500% 09/01/35	2,930,000	2,961,410
MO St. Louis Industrial Development Authority
St. Louis Convention Center, Series 2000, Insured: AMBAC (a) 07/15/18	2,000,000	1,263,440
NJ Middlesex County Improvement Authority
Heldrich Associates LLC: Series 2005 B, 6.250% 01/01/37	4,000,000	3,952,240
Series 2005 C,
8.750% 01/01/37	1,500,000	1,461,375
Hotels Total		9,638,465
Recreation – 1.2%
CA Agua Caliente Band Cahuilla Indians
Series 2003,
6.000% 07/01/18	1,750,000	1,813,175
CA Cabazon Band Mission Indians
Series 2004:
8.375% 10/01/15 (d)	1,920,000	2,035,661
8.750% 10/01/19 (d)	7,680,000	8,114,995

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
CO Metropolitan Football Stadium District
Series 1999 A, Insured: MBIA (a) 01/01/11	3,650,000	3,272,408
CT Mashantucket Western Pequot Tribe
Series 2007 A,
5.750% 09/01/34	5,500,000	5,307,445
FL Seminole Indian Tribe
Series 2007 A,
5.250% 10/01/27 (d)	6,750,000	6,476,557
OR Cow Creek Band Umpqua Tribe of Indians
Series 2006 C,
5.625% 10/01/26 (d)	3,500,000	3,458,105
Recreation Total		30,478,346
Retail – 0.0%
OH Lake County
North Madison Properties, Series 1993, 8.819% 09/01/11	135,000	135,379
Retail Total		135,379
Other Revenue Total		40,252,190
Resource Recovery – 0.3%
Disposal – 0.1%
NV Department of Business & Industry
Republic Services, Inc., Series 2003, AMT, 5.625% 12/01/26 (b)	2,000,000	2,017,360
Disposal Total		2,017,360
Resource Recovery – 0.2%
FL Palm Beach County Solid Waste Authority
Series 1998 A, Insured: AMBAC (a) 10/01/12	1,855,000	1,554,360
MA Industrial Finance Agency
Ogden Haverhill Associates, Series 1998 A, AMT, 5.400% 12/01/11	3,300,000	3,359,367
Resource Recovery Total		4,913,727
Resource Recovery Total		6,931,087

	Par ($)	Value ($)
Tax-Backed – 34.5%
Local Appropriated – 2.3%
CA Los Angeles County Schools
Series 1999 A, Insured: AMBAC (a) 08/01/22	2,180,000	1,105,957
IL Chicago Board of Education
Series 1992 A, Insured: MBIA: 6.000% 01/01/16	5,000,000	5,797,200
6.000% 01/01/20	8,000,000	9,376,880
6.250% 01/01/15	12,900,000	14,523,465
IN Crown Point School Building Corp.
Series 2000, Insured: MBIA (a) 01/15/19	8,165,000	5,009,391
IN Noblesville Redevelopment Authority
Series 2006 A,
5.250% 08/01/25	2,000,000	2,086,140
MN Hibbing Economic Development Authority
Series 1997,
6.400% 02/01/12	500,000	500,515
NC Rowan County
Justice Center Project, Series 1992, 6.250% 12/01/07	100,000	100,006
SC Scago Educational Facilities Corp. for Spartanburg School District No. 5
Series 2005, Insured: FSA 4.600% 04/01/22	8,885,000	9,013,033
TX Houston Independent School District
Series 1998 A, Insured: AMBAC: (a) 09/15/14	3,885,000	2,980,611
(a) 09/15/18	3,885,000	2,428,902
(a) 09/15/20	3,885,000	2,171,404
Series 1998 B, Insured: AMBAC (a) 09/15/15	2,000,000	1,464,480
Local Appropriated Total		56,557,984
Local General Obligations – 11.8%
AK North Slope Borough
Series 2000 B, Insured: MBIA: (a) 06/30/10	20,000,000	18,294,600
(a) 06/30/11	15,000,000	13,213,650

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2001 A, Insured: MBIA (a) 06/30/12	23,000,000	19,495,030
AL Jefferson County
Series 2004 A,
5.250% 01/01/19	2,790,000	2,981,310
AZ Tucson
Series 1994 G, Insured: FGIC 7.625% 07/01/14	3,140,000	3,900,037
CA Alvord Unified School District
Series 2002 A, Insured: MBIA 5.900% 02/01/19	1,975,000	2,325,859
CA Benicia Unified School District
Series 1997 A, Insured: FGIC (a) 08/01/21	5,955,000	3,168,358
CA Clovis Unified School District
Series 2004 A: Insured: FGIC (a) 08/01/19	8,350,000	4,956,393
(a) 08/01/20	7,000,000	3,929,380
CA Corona-Norco Unified School District
Series 2001 C, Insured: FGIC (a) 09/01/18	1,390,000	870,501
CA Fresno Unified School District
Series 2002 A, Insured: MBIA 6.000% 02/01/19	1,000,000	1,122,070
CA Golden West School Authority
Series 1999 A, Insured: MBIA: (a) 08/01/14	3,980,000	3,092,301
(a) 08/01/15	1,500,000	1,113,750
CA Los Angeles Unified School District
Series 2007, Insured: FSA 5.000% 07/01/21	5,000,000	5,394,700
CA Modesto High School District
Series 2002 A, Insured: FGIC (a) 08/01/17	2,500,000	1,659,975

	Par ($)	Value ($)
CA San Juan Unified School District
Series 2001, Insured: FSA: (a) 08/01/17	1,525,000	1,025,136
(a) 08/01/18	1,785,000	1,137,259
CA San Ysidro School District
Series 2005 D, Insured: FGIC (a) 08/01/23	2,330,000	1,111,457
CA Vallejo City Unified School District
Series 2002 A, Insured: MBIA 5.900% 02/01/20	1,000,000	1,186,910
CA West Contra Costa Unified School District
Series 2001 B, Insured: MBIA 6.000% 08/01/24	2,320,000	2,779,569
CA Yuba City Unified School District
Series 2000, Insured: FGIC (a) 09/01/18	1,160,000	726,462
CO El Paso County School District No. 11
Series 1996,
7.100% 12/01/16	2,105,000	2,614,094
CO Highlands Ranch Metropolitan District No. 2
Series 1996, Insured: FSA 6.500% 06/15/12	470,000	531,908
HI Honolulu
Series 1993 B,
8.000% 10/01/10	1,180,000	1,328,220
IL Champaign County
Series 1999, Insured: FGIC: 8.250% 01/01/20	1,015,000	1,395,595
8.250% 01/01/23	1,420,000	2,012,154
IL Chicago Board of Education
Series 1998 B-1, Insured: FGIC: (a) 12/01/10	3,905,000	3,517,585
(a) 12/01/13	13,400,000	10,752,964
(a) 12/01/21	8,000,000	4,254,960
(a) 12/01/22	25,200,000	12,700,044
Series 2005 A, Insured: AMBAC 5.500% 12/01/22	4,750,000	5,432,147

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
IL Chicago
Series 1999, Insured: FGIC: (a) 01/01/14	2,000,000	1,586,700
5.500% 01/01/23	9,750,000	11,143,665
IL Coles & Cumberland Counties Unified School District
Series 2000, Insured: FSA (a) 12/01/12	3,030,000	2,527,202
IL Cook County High School District No. 209-Provisional Township
Series 2004, Insured: FSA (g) 12/01/15 (5.000% 12/01/07)	1,750,000	1,897,280
IL Cook County School District No. 102
Series 2001, Insured: FGIC (a) 12/01/20	3,065,000	1,690,256
IL De Kalb County Community Unified School District No. 424
Series 2001, Insured: AMBAC: (a) 01/01/20	2,575,000	1,487,912
(a) 01/01/21	2,675,000	1,467,692
IL Du Page County Community High School District No. 99
Series 1998, Insured: FSA (a) 12/01/11	1,280,000	1,110,080
IL Du Page County
Series 1993,
5.600% 01/01/21	2,565,000	2,883,445
IL Kane & De Kalb Counties Community Unit School District No. 302
Series 2004, Insured: FGIC (a) 02/01/21	3,165,000	1,721,032
IL Lake & McHenry Counties Community Unified School District
Series 1998, Insured: FGIC (a) 02/01/10	2,060,000	1,910,217
IL Lake County School District No. 56
Series 1997, Insured: FGIC 9.000% 01/01/17	10,440,000	14,451,048

	Par ($)	Value ($)
IL Will County Forest Preservation District
Series 1999 B, Insured: FGIC (a) 12/01/16	1,000,000	687,840
IL Will County School District No. 114
Series 2005 C, Insured: FGIC (a) 12/01/23	2,130,000	1,000,184
IL Will County United School District No. 365-UVY
Series 1999 B, Insured: FSA (a) 11/01/18	3,370,000	2,117,742
KS Wyandotte County School District No. 500
Series 2005, Insured: FSA 5.250% 09/01/20	1,000,000	1,125,990
KS Wyandotte County
Series 1998, Insured: MBIA 4.500% 09/01/28	2,900,000	2,876,626
LA New Orleans
Series 1991, Insured: AMBAC (a) 09/01/12	6,250,000	5,243,250
MI Detroit City School District
Series 2005 A, Insured: FSA 5.250% 05/01/30	10,000,000	11,264,800
MI Holland School District
Series 1992, Insured: AMBAC (a) 05/01/17	1,190,000	799,299
MI Paw Paw Public School District
Series 1998, Insured: FGIC 5.000% 05/01/25	1,020,000	1,112,126
MI Redford Unified School District
Series 1997, Insured: AMBAC 5.000% 05/01/22	650,000	709,482
MI St. John's Public School
Series 1998, Insured: FGIC 5.100% 05/01/25	1,790,000	1,973,529

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
MO Independence School District
Series 1991,
6.250% 03/01/11	705,000	734,455
NC New Hanover County
Series 2001,
5.000% 06/01/20	2,500,000	2,647,275
NE Omaha Convention Center/Arena
Series 2004,
5.250% 04/01/23	5,000,000	5,649,550
NH Manchester School Facilities Revenue
Series 2004, Insured: MBIA 5.500% 06/01/22	2,000,000	2,303,820
NJ Washington Township Board of Education Mercer County
Series 2005, Insured: FSA 5.250% 01/01/27	1,410,000	1,587,096
OH Adams County Ohio Valley Local School District
Series 1995, Insured: MBIA 7.000% 12/01/15	3,000,000	3,516,300
OH Crooksville Exempt Village School District
Series 1986,
7.375% 12/01/07	25,000	25,000
OH Cuyahoga County
Series 1993 A, Insured: MBIA (a) 10/01/12	1,000,000	840,720
OH Dublin City School District
Series 1997, Insured: MBIA (a) 12/01/11	900,000	781,137
OH Gahanna-Jefferson City School District
Series 1993, Insured: AMBAC (a) 12/01/11	795,000	687,842
OH Kings Local School District
Series 1995, Insured: FGIC 7.500% 12/01/16	2,110,000	2,555,421
OH Massillon City School District
Series 1994, Insured: AMBAC: (a) 12/01/09	900,000	839,412
(a) 12/01/11	1,000,000	865,210

	Par ($)	Value ($)
OH Pickerington Local School District
Series 2001, Insured: FGIC: (a) 12/01/14	2,000,000	1,516,620
(a) 12/01/15	1,500,000	1,087,425
(a) 12/01/16	1,340,000	923,327
OH River Valley Local School District
School Facilities Construction & Improvement, Series 2001, Insured: FSA 5.250% 11/01/23	500,000	563,595
OR Clackamas County School District No. 108
Series 2005, Insured: FSA 5.500% 06/15/24	1,130,000	1,305,342
OR Linn County Community School District No. 9
Series 2005, Insured: FGIC 5.500% 06/15/30	1,435,000	1,656,966
PA Cornwall-Lebanon School District
Series 2001, Insured: FSA (a) 03/15/18	3,020,000	1,949,168
PA Westmoreland County Municipal Authority
Series 2000 A, Insured: MBIA (a) 06/01/13	3,000,000	2,447,940
TN Metropolitan Government Nashville & Davidson Counties
Series 1996, Insured: MBIA (a) 05/15/09	5,250,000	4,995,952
TX Brazosport Independent School District
Series 2003 C, Guarantor: PSFG 5.000% 02/15/16	1,150,000	1,228,603
TX Dallas County Flood Control District
Series 2002,
7.250% 04/01/32	7,500,000	7,674,375
TX Galveston County
Series 2001, Insured: FGIC (a) 02/01/20	1,510,000	864,067
TX Harris County
Series 2002, Insured: MBIA (a) 08/15/19	8,000,000	4,789,520

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Hurst Euless Bedford Independent School District
Series 1998, Guarantor: PSFG 4.500% 08/15/25	16,000,000	16,000,160
TX North East Independent School District
Series 1999, Guarantor: PSFG 4.500% 10/01/28	930,000	920,030
WA Clark County School District No. 37
Series 2001 C, Insured: FGIC: (a) 12/01/16	3,000,000	2,063,520
(a) 12/01/20	6,150,000	3,391,541
WA King & Snohomish Counties School District No. 417
Series 1998 B, Insured: FGIC: (a) 06/15/14	1,800,000	1,389,168
(a) 06/15/16	3,315,000	2,324,312
Local General Obligations Total		290,936,644
Special Non-Property Tax – 6.9%
CA San Francisco Bay Area Rapid Transit Financing Authority
Series 1990, Insured: AMBAC 6.750% 07/01/11	2,500,000	2,789,350
FL Orange County
Series 1998 A, Insured: AMBAC 4.750% 10/01/24	2,000,000	2,010,360
FL Tampa Sports Authority
Series 1995, Insured: MBIA 5.750% 10/01/25	2,500,000	2,932,600
FL Tampa
Series 1996, Insured: AMBAC (a) 04/01/21	900,000	491,364
GA Metropolitan Atlanta Rapid Transit Authority
Series 1992 P, Insured: AMBAC 6.250% 07/01/20	6,000,000	7,019,340
IL Metropolitan Pier & Exposition Authority
Series 1993 A, Insured: FGIC: (a) 06/15/13	11,640,000	9,499,870
(a) 06/15/16	3,750,000	2,658,075

	Par ($)	Value ($)
Series 1996 A, Insured: MBIA: (a) 06/15/12	2,345,000	1,991,515
(a) 12/15/12	8,850,000	7,382,050
Series 2002 B, Insured: MBIA 5.000% 06/15/21	3,000,000	3,138,480
IL Sales Tax Revenue
Series 2002, Insured: FGIC 6.000% 06/15/23	4,000,000	4,790,200
MA Bay Transportation Authority
Series 2005 A,
5.000% 07/01/25	3,000,000	3,304,080
Series 2005 B, Insured: MBIA: 5.500% 07/01/26	1,500,000	1,739,205
5.500% 07/01/29	2,000,000	2,325,980
Series 2006 A,
5.250% 07/01/29	3,185,000	3,612,491
NJ Economic Development Authority
Cigarette Tax, Series 2004, 5.500% 06/15/31	775,000	763,910
NY Dormitory Authority
Series 2005 B, Insured: AMBAC 5.500% 03/15/29	2,030,000	2,333,384
Series B, Insured: AMBAC: 5.500% 03/15/27	5,860,000	6,725,053
5.500% 03/15/30	6,040,000	6,939,779
NY Local Government Assistance Corp.
Series 1993 E: Insured: AMBAC 5.250% 04/01/16	10,000,000	10,990,000
Insured: MBIA
5.000% 04/01/21	3,655,000	3,958,840
NY New York City Transitional Finance Authority
Series 2002 A, 5.500% 11/01/26 (b)	5,000,000	5,368,800
NY Sales Tax Asset Receivables Corp.
Series 2004 A, Insured: AMBAC 5.000% 10/15/32	3,950,000	4,112,858

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
OH Hamilton County Sales Tax Revenue
Series 2000 B, Insured: AMBAC (a) 12/01/20	2,000,000	1,108,560
PR Commonwealth of Puerto Rico Convention Center Authority
Series 2006, Insured: AMBAC 5.000% 07/01/20	3,000,000	3,180,270
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1996 Y, Insured: MBIA 6.250% 07/01/12	3,000,000	3,356,070
Series 1996 Z, Insured: FSA 6.000% 07/01/18	10,000,000	11,749,700
Series 2002 E, Insured: FSA 5.500% 07/01/14	10,000,000	11,123,500
Series 2005 L, Insured: MBIA 5.250% 07/01/35	5,000,000	5,471,650
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 A, Insured: FGIC 5.500% 07/01/24	4,000,000	4,448,880
Series 2005 C, Insured: AMBAC: 5.500% 07/01/25	1,955,000	2,183,129
5.500% 07/01/26	2,000,000	2,233,860
TX Harris County Houston Sports Authority
Series 2001 A, Insured: MBIA: (a) 11/15/14	3,905,000	2,990,800
(a) 11/15/15	3,975,000	2,907,156
(a) 11/15/16	4,040,000	2,811,032
TX Houston Hotel Occupancy
Series 2001 B, Insured: AMBAC (a) 09/01/17	2,000,000	1,323,300
UT Transit Authority Sales Tax Revenue
Series 2006 C, Insured: FSA 5.250% 06/15/29	10,000,000	11,042,100

	Par ($)	Value ($)
VA Peninsula Town Center Community Development Authority
Series 2007,
6.250% 09/01/24	2,375,000	2,386,756
WA Central Puget Sound Regional Transportation Authority
Series 1998, Insured: FGIC 5.250% 02/01/21	4,500,000	4,973,940
Special Non-Property Tax Total		170,168,287
Special Property Tax – 0.9%
CA Huntington Beach Community Facilities District
Grand Coast Resort, Series 2001-1, 6.450% 09/01/31	1,850,000	1,924,333
FL Double Branch Community Development District
Series 2002 A,
6.700% 05/01/34	1,355,000	1,494,457
FL Heritage Palms Community Development District
Series 1999 A,
6.750% 05/01/21	100,000	100,011
FL Lexington Oaks Community Development District
Series 1998 A,
6.125% 05/01/19	490,000	469,998
FL Maple Ridge Community Development District
Series 2000 A,
7.150% 05/01/31	185,000	197,117
FL Orlando
Conroy Road Interchange, Series 1998 A, 5.800% 05/01/26	300,000	285,969
FL Stoneybrook Community Development District
Series 1998 A,
6.100% 05/01/19	210,000	201,014
FL Tolomato Community Development District
Series 2007,
6.550% 05/01/27	3,500,000	3,454,360
FL Village Center Community Development District
Series 1998 A, Insured: MBIA 5.500% 11/01/12	750,000	821,130
FL Waterset North Community Development District
Series 2007 A,
6.600% 05/01/39 (d)	3,000,000	2,926,110

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Westchester Community Development District No. 1
Series 2003,
6.000% 05/01/23	2,395,000	2,230,895
IL Sports Facilities Authority
Series 2001, Insured: AMBAC (a) 06/15/18	4,000,000	2,530,760
IN Portage
Series 2006,
5.000% 01/15/27	410,000	393,399
OH Toledo-Lucas County Port Authority
Series 2007,
5.400% 11/01/36	4,000,000	3,947,920
Special Property Tax Total		20,977,473
State Appropriated – 6.5%
IN Office Building Commission
Series 1995 B, Insured: AMBAC 6.250% 07/01/16	8,000,000	9,185,840
KY Turnpike Authority
Series 1992, Insured: FGIC (a) 01/01/10	7,500,000	6,962,025
MI State
Series 1992,
6.250% 11/01/12	5,435,000	5,884,474
NJ Economic Development Authority
Series 2005 K, Insured: FGIC 5.250% 12/15/21	2,000,000	2,236,840
Series 2005 N-1: Insured: FGIC 5.500% 09/01/27	5,000,000	5,749,300
Insured: FSA
5.500% 09/01/25	13,990,000	16,191,466
NJ Transportation Trust Fund Authority
Series 1995 B, Insured: MBIA 7.000% 06/15/12	16,865,000	19,371,476
Series 1999 A:
5.750% 06/15/18	5,000,000	5,741,850
5.750% 06/15/20	4,150,000	4,798,438
Series 2001 C, Insured: FSA 5.500% 12/15/15	1,685,000	1,904,404
Series 2006 A,
5.500% 12/15/23	3,000,000	3,406,560

	Par ($)	Value ($)
NY Dormitory Authority
Series 1990 A,
7.500% 05/15/13	8,000,000	9,519,520
Series 1993 A: Insured: CGIC 6.000% 07/01/20	6,140,000	7,218,123
Insured: FGIC
5.875% 05/15/17	28,240,000	32,703,050
Insured: FSA
5.500% 05/15/19	2,350,000	2,671,433
Series 1993,
6.000% 07/01/20	13,350,000	15,583,054
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 F,
5.250% 07/01/20	2,000,000	2,121,120
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
5.750% 08/01/27	1,000,000	1,048,370
UT Building Ownership Authority
Series 1998 C, Insured: FSA 5.500% 05/15/19	3,450,000	3,863,931
VA Port Authority
Series 2003, AMT, Insured: MBIA 5.250% 07/01/16	1,505,000	1,603,728
WV Building Commission
Series 1998 A, Insured: AMBAC 5.375% 07/01/21	3,215,000	3,585,272
State Appropriated Total		161,350,274
State General Obligations – 6.1%
CA State
Series 2002, Insured: AMBAC: 6.000% 04/01/16	3,000,000	3,490,440
6.000% 04/01/17	2,500,000	2,952,025
6.000% 04/01/18	3,000,000	3,568,140
Series 2003,
5.250% 02/01/23	5,000,000	5,519,100
Series 2004,
5.000% 02/01/22	2,000,000	2,098,240
Series 2007:
4.500% 08/01/30	45,000,000	42,667,650
5.000% 12/01/37	7,500,000	7,582,200

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Board of Education
Series 1985,
9.125% 06/01/14	1,735,000	2,040,429
FL State
Series 2002,
5.000% 07/01/23	4,425,000	4,625,231
IL State
Series 2001, Insured: FGIC 6.000% 11/01/26	3,000,000	3,574,920
Series 2004 A,
5.000% 03/01/34	3,000,000	3,090,660
MA Bay Transportation Authority
Series 1992 B, Insured: MBIA 6.200% 03/01/16	3,825,000	4,370,445
Series 1994 A:
7.000% 03/01/14	3,150,000	3,657,181
Insured: FSA
7.000% 03/01/19	2,500,000	3,063,500
MA State
Series 2004 A, Insured: AMBAC 5.250% 08/01/21	9,675,000	10,894,824
Series 2006 B, Insured: FSA 5.250% 09/01/25	5,000,000	5,638,600
NV State
Series 1992 A,
6.800% 07/01/12	60,000	60,164
PR Commonwealth of Puerto Rico
Aqueduct & Sewer Authority, Series 2001, Insured: FSA 5.500% 07/01/17	10,000,000	11,337,600
Series 1996 B, Insured: AMBAC 6.500% 07/01/15	2,650,000	3,136,779
Series 2004 A,
5.250% 07/01/21	3,000,000	3,092,400
Series 2006 A,
5.250% 07/01/30	765,000	775,519
TX Public Finance Authority
Series 1997,
(a) 10/01/13	4,000,000	3,238,800

	Par ($)	Value ($)
WA State
Series 1990 A,
6.750% 02/01/15	12,700,000	14,561,820
Series 1992-93 A,
5.750% 10/01/12	2,955,000	3,134,132
Series 2000 S-5, Insured: FGIC (a) 01/01/19	5,000,000	3,036,400
State General Obligations Total		151,207,199
Tax-Backed Total		851,197,861
Transportation – 8.1%
Air Transportation – 1.2%
CO Denver City & County Special Facility Authority
United Airlines, Inc., Series 2007, AMT, 5.250% 10/01/32	5,000,000	4,261,700
IN Indianapolis Airport Authority
Fed Ex Corp., Series 2004, AMT, 5.100% 01/15/17	4,000,000	4,041,640
NC Charlotte/Douglas International Airport
US Airways, Inc.: Series 1998, AMT, 5.600% 07/01/27	4,300,000	4,018,823
Series 2000, AMT,
7.750% 02/01/28	6,750,000	7,010,887
NJ Economic Development Authority
Continental Airlines, Inc., Series 1999, AMT: 6.250% 09/15/19	1,300,000	1,273,376
6.250% 09/15/29	2,000,000	1,930,660
6.400% 09/15/23	4,000,000	3,941,040
TX Dallas-Fort Worth International Airport
Series 2000, AMT,
8.500% 05/01/29	4,000,000	4,035,600
Air Transportation Total		30,513,726
Airports – 0.9%
FL Miami-Dade County
Series 2002, AMT, Insured: FGIC 5.750% 10/01/20	2,095,000	2,223,424
IL Chicago O'Hare International Airport
Series 1993 A,
5.000% 01/01/16	300,000	300,129

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Port Authority
Series 1999 D, AMT, 6.000% 07/01/29 (d)(f)	3,000,000	3,109,890
Series 1999 600R, AMT, Insured: FGIC 8.104% 07/01/29 (b)(d)	1,000,000	1,068,630
MO St. Louis Airport Revenue
Series 2005, Insured: MBIA 5.500% 07/01/27	4,000,000	4,522,520
NC Charlotte
Series 1999 B, AMT,
6.000% 07/01/28 (d)(f)	2,000,000	2,071,340
Series 1999, AMT, Insured: MBIA 8.180% 06/15/22 (b)(d)	1,000,000	1,065,470
TX Dallas-Fort Worth International Airport Facilities Improvement Corp.
Series 2003 A, AMT, Insured: AMBAC 5.500% 11/01/15	3,210,000	3,428,312
WA Seattle Port
Series 1999 B, AMT, Insured: FGIC 5.500% 09/01/13	3,885,000	4,136,437
Airports Total		21,926,152
Toll Facilities – 4.8%
CA San Joaquin Hills Transportation Corridor Agency
Series 1997 A, Insured: MBIA (a) 01/15/14	14,450,000	11,419,546
CO E-470 Public Highway Authority
Series 1997 B, Insured: MBIA: (a) 09/01/11	17,685,000	15,411,770
(a) 09/01/22	6,515,000	3,254,699
Series 2000 B, Insured: MBIA (a) 09/01/18	18,600,000	11,562,876
MA Turnpike Authority
Series 1997 A, Insured: MBIA (a) 01/01/24	7,000,000	3,310,300
Series 1997 C, Insured: MBIA: (a) 01/01/18	4,700,000	3,060,123
(a) 01/01/20	17,000,000	9,928,000

	Par ($)	Value ($)
NJ Turnpike Authority
Series 1991 C: Insured: FSA 6.500% 01/01/16	8,500,000	9,794,890
Insured: MBIA
6.500% 01/01/16	2,840,000	3,272,646
Series 2004 C-2, Insured: AMBAC 5.500% 01/01/25	2,500,000	2,860,325
Series 2005, Insured: FSA 5.250% 01/01/30	2,000,000	2,250,700
NY Triborough Bridge & Tunnel Authority
Series 2002, Insured: MBIA 5.500% 11/15/20	6,800,000	7,845,908
OH Turnpike Commission
Series 1998 A, Insured: FGIC 5.500% 02/15/24	7,000,000	7,990,430
TX Turnpike Authority
Series 2002 A, Insured: AMBAC: (a) 08/15/16	7,000,000	4,890,830
(a) 08/15/18	10,000,000	6,274,700
(a) 08/15/19	10,330,000	6,121,041
VA Richmond Metropolitan Authority
Series 1998, Insured: FGIC 5.250% 07/15/22	7,800,000	8,724,144
Toll Facilities Total		117,972,928
Transportation – 1.2%
IL Regional Transportation Authority
Series 1994 C, Insured: FGIC 7.750% 06/01/20	5,000,000	6,526,400
NV Department of Business & Industry
Las Vegas Monorail Co., Series 2000: 7.375% 01/01/30	1,650,000	1,620,795
7.375% 01/01/40	3,750,000	3,630,488
NY Metropolitan Transportation Authority
Series 2007 A, Insured: FSA 5.000% 11/15/33	12,000,000	12,585,120

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
OH Toledo-Lucas County Port Authority
Series 1992,
6.450% 12/15/21	3,950,000	4,441,814
Transportation Total		28,804,617
Transportation Total		199,217,423
Utilities – 14.2%
Independent Power Producers – 0.6%
NY Port Authority of New York & New Jersey
KIAC Partners, Series 1996 IV, AMT, 6.750% 10/01/19	7,000,000	7,080,500
NY Suffolk County Industrial Development Agency
Nissequogue Cogeneration Partners Facilities, Series 1998, AMT, 5.500% 01/01/23	7,800,000	7,498,452
PA Carbon County Industrial Development Authority
Panther Creek Partners, Series 2000, AMT, 6.650% 05/01/10	540,000	552,226
Independent Power Producers Total		15,131,178
Investor Owned – 2.1%
AZ Pima County Industrial Development Authority
Tucson Electric Power Co., Series 1997 A, AMT, 6.100% 09/01/25	2,000,000	2,005,880
IN Development Finance Authority
Series 1999, AMT,
5.950% 08/01/30	5,000,000	5,088,400
IN Petersburg
Series 1995 C, AMT,
5.950% 12/01/29	5,000,000	5,048,500
MA Development Finance Agency
Dominion Energy Brayton, Series 2006, AMT, 5.000% 02/01/36	3,000,000	2,852,040
MI Strategic Fund
Detroit Edison Co., Series 1991 BB, Insured: AMBAC 7.000% 05/01/21	2,505,000	3,209,882

	Par ($)	Value ($)
NY Energy & Research Development Authority
Brooklyn Union Gas Co., Series 1993, 7.889% 04/01/20 (b)	13,000,000	13,712,920
OH Air Quality Development Authority
Cleveland Electric Illuminating Co., Series 2002 A, 6.000% 12/01/13	500,000	505,000
TX Brazos River Authority Pollution Control Revenue
TXU Energy Co. LLC: Series 1999 B, AMT, 6.750% 09/01/34	12,455,000	12,714,936
Series 2003 A, AMT,
6.750% 04/01/38	1,900,000	1,939,653
TX Sabine River Authority Pollution Control Revenue
Series 2001 C,
5.200% 05/01/28	3,000,000	2,568,510
WY Lincoln County Environmental Improvement
Pacificorp, Series 1995, AMT, 4.125% 11/01/25	2,500,000	2,512,850
Investor Owned Total		52,158,571
Joint Power Authority – 4.5%
AZ Salt River Project Agricultural Improvement & Power District
Series 2006 A,
5.000% 01/01/37	5,000,000	5,240,200
GA Monroe County Development Authority
Oglethorpe Power Corp., Series 1992, 6.800% 01/01/11	2,000,000	2,174,780
GA Municipal Electric Authority
Series 1991, Insured: MBIA 6.600% 01/01/18	17,280,000	20,135,520
Series 1998 Y, Insured: AMBAC 6.400% 01/01/13	935,000	1,030,202
MN Anoka County Solid Waste Disposal
National Power Association, Series 1987 A, AMT, 6.950% 12/01/08	115,000	116,385
MN Southern Minnesota Municipal Power Agency
Series 2002 A, Insured: AMBAC 5.250% 01/01/17	11,000,000	12,278,200

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
NC Eastern Municipal Power Agency
Series 1991 A,
6.500% 01/01/18	2,185,000	2,559,312
Series 1993 B, Insured: RAD 6.000% 01/01/22	500,000	585,610
Series 1993, Insured: AMBAC 6.000% 01/01/18	16,470,000	19,285,711
SC Piedmont Municipal Power Agency
Series 1988, Insured: AMBAC (a) 01/01/13	16,070,000	12,673,123
Series 1993, Insured: MBIA 5.375% 01/01/25	11,370,000	12,561,121
Series 2004 A, Insured: FGIC (a) 01/01/24	5,000,000	2,324,000
TX Municipal Power Agency
Series 1989, Insured: AMBAC: (a) 09/01/11	4,985,000	4,353,849
(a) 09/01/12	2,785,000	2,338,565
Series 1993, Insured: MBIA (a) 09/01/15	8,790,000	6,490,624
TX Sam Rayburn Municipal Power Agency
Series 2002,
6.000% 10/01/16	5,000,000	5,205,500
Joint Power Authority Total		109,352,702
Municipal Electric – 2.6%
AK Anchorage
Series 1993, Insured: MBIA 8.000% 12/01/09	2,000,000	2,178,700
OH Cleveland Public Power Systems
Series 1994 A, Insured: MBIA (a) 11/15/13	2,000,000	1,605,660
PA Westmoreland County Municipal Authority
Series 1995 A, Insured: FGIC (a) 08/15/23 (h)	5,540,000	2,637,871
Series 1999 A, Insured: MBIA (a) 08/15/22 (h)	2,000,000	1,021,580

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK, Insured: MBIA 5.500% 07/01/16	12,000,000	13,547,880
Series 2007 VV, Insured: MBIA 5.250% 07/01/26	10,000,000	11,004,000
Series 2007 VV, Insured: FGIC 5.250% 07/01/34	10,870,000	11,599,812
SD Heartland Consumers Power District
Series 1992, Insured: FSA: 6.000% 01/01/09	160,000	162,185
6.000% 01/01/17	13,600,000	15,341,752
TX San Marcos
Series 2002, Insured: FSA 5.250% 11/01/16	1,000,000	1,078,430
WA Chelan County Public Utilities District No. 1
Columbia River Rock Hydroelectric, Series 1997 A, Insured: MBIA (a) 06/01/09	5,000,000	4,743,150
Municipal Electric Total		64,921,020
Water & Sewer – 4.4%
AL Birmingham Waterworks & Sewer Board
Series 2007 A, Insured: AMBAC 4.375% 01/01/32	6,000,000	5,755,500
AL Jefferson County
Series 1997 A, Insured: FGIC 5.625% 02/01/22	570,000	576,532
CA Castaic Lake Water Agency
Series 1999, Insured: AMBAC (a) 08/01/24	9,445,000	4,297,569
CA San Francisco City & County Public Utilities Commission
Series 2006 A, Insured: FSA 4.500% 11/01/31	17,800,000	17,517,514

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Seminole County
Series 1992, Insured: MBIA 6.000% 10/01/19	470,000	541,285
FL St. John's County Water & Sewer Authority
Series 1991 A, Insured: MBIA (a) 06/01/13	2,600,000	2,126,150
Series 1999 A, Insured: MBIA (a) 06/01/14	1,500,000	1,173,555
GA Atlanta Water & Wastewater Revenue
Series 1991 A, Insured: FGIC 5.500% 11/01/22	5,475,000	6,031,753
Series 2001 A, Insured: MBIA 5.500% 11/01/27	1,500,000	1,724,055
GA Fulton County Water & Sewer
Series 1992, Insured: FGIC 6.375% 01/01/14	620,000	687,357
GA Henry County Water & Sewer Authority
Series 1997, Insured: AMBAC 6.150% 02/01/20	5,390,000	6,457,220
GA Milledgeville Water & Sewer Revenue
Series 1996, Insured: FSA 6.000% 12/01/21	1,000,000	1,177,890
IL Chicago
Series 1998, Insured: MBIA (a) 01/01/20	7,275,000	4,248,600
Series 2000, Insured: AMBAC 5.750% 11/01/10	4,800,000	5,130,528
MA Water Resources Authority
Series 1993 C, Insured: AMBAC 5.250% 12/01/15	1,170,000	1,275,546
Series 2002 J, Insured: FSA 5.500% 08/01/21	5,000,000	5,738,000
Series 2006 A, Insured: AMBAC 5.000% 08/01/24	2,170,000	2,310,247

	Par ($)	Value ($)
MS V Lakes Utility District
Series 1994,
7.000% 07/15/37	465,000	454,179
NY New York City Municipal Water Finance Authority
Series 1999, Insured: FGIC 7.210% 06/15/32 (b)(d)	2,000,000	2,182,160
Series 2001 D,
5.250% 06/15/25	3,520,000	3,701,632
OH Cleveland Waterworks Revenue
Series 1993 G, Insured: MBIA 5.500% 01/01/21	4,015,000	4,575,374
OH Lakewood Water Systems Revenue
Series 1995, Insured: AMBAC 5.850% 07/01/20	2,190,000	2,573,250
PA Dauphin County Industrial Development Authority
Dauphin Water Supply Co., Series 1992 A, AMT, 6.900% 06/01/24	3,400,000	4,226,166
TN Metropolitan Government Nashville & Davidson County
Series 1993, Insured: FGIC 5.200% 01/01/13	2,500,000	2,704,850
TX Houston Water & Sewer Systems
Series 1991 C, Insured: AMBAC: (a) 12/01/09	4,000,000	3,730,720
(a) 12/01/10	3,750,000	3,371,700
Series 1998 A, Insured: FSA: (a) 12/01/19	10,545,000	6,217,648
(a) 12/01/23	985,000	467,619
VA Fairfax County Water Authority
Series 2005 B,
5.250% 04/01/24	6,175,000	6,998,313
Water & Sewer Total		107,972,912
Utilities Total		349,536,383
Total Municipal Bonds (cost of $2,256,134,459)		2,410,492,643

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Municipal Preferred Stocks – 1.0%
	Shares	Value ($)
Housing – 1.0%
Multi-Family – 1.0%
Charter Mac Equity Issuer Trust
Series 1999, AMT,
6.625% 06/30/09 (d)	6,000,000	6,192,720
Series 2000, AMT,
7.600% 11/30/10 (d)	5,000,000	5,426,000
Munimae TE Bond Subsidiary LLC
Series 2000 B, AMT,
7.750% 06/30/50 (d)	10,000,000	10,868,000
Series 2005 C-3, AMT,
5.500% 11/29/49 (d)	1,000,000	1,029,600
Multi-Family Total		23,516,320
Housing Total		23,516,320
Total Municipal Preferred Stocks (cost of $22,000,000)		23,516,320
Other – 0.0%
	Par ($)
Transportation – 0.0%
Air Transportation – 0.0%
IL Chicago O'Hare International Airport
United Airlines, Inc., Series 1999 A, 5.350% 09/01/16 (i)(j)	4,100,000	151,700
IN Indianapolis Airport Authority
United Airlines, Inc., Series 1999 A, AMT, 6.500% 11/15/31 (i)(j)	1,360,000	134,640
Air Transportation Total		286,340
Transportation Total		286,340
Total Other (cost of $1,042,762)		286,340
	Shares
Investment Company – 0.3%
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 3.410%)	8,524,656	8,524,656
Total Investment Company (cost of $8,524,656)		8,524,656

Common Stock – 0.0%
	Shares	Value ($)
Industrials – 0.0%
Airlines – 0.0%
UAL Corp. (i)(k)	1,111	45,484
Airlines Total		45,484
Industrials Total		45,484
Total Common Stock (cost of $39,177)		45,484
Securities Lending Collateral – 0.0%
State Street Navigator Securities
Lending Prime Portfolio (l) (7 day yield of 4.816%)	44,608	44,608
Total Securities Lending Collateral (cost of $44,608)		44,608
Short-Term Obligations – 0.7%
	Par ($)
Variable Rate Demand Notes (m) – 0.7%
CA Department of Water Resources
Power Supply Revenue, Series 2002 B-2, LOC: BNP Paribas 3.490% 05/01/22	100,000	100,000
FL Orange County School Board
Series 2007 C, Insured: MBIA, SPA: JPMorgan Chase Bank 3.500% 08/01/22	500,000	500,000
FL Pinellas County Health Facilities Authority
All Children's Hospital, Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A. 3.630% 12/01/15	6,400,000	6,400,000
MI Eastern Michigan University
Series 2001, Insured: FGIC, SPA: Dexia Credit Local 3.650% 06/01/27	300,000	300,000
MI Northern Michigan University
Series 2006, Insured: AMBAC, SPA: DEPFA Bank PLC 3.650% 12/01/35	1,200,000	1,200,000

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

Short-Term Obligations (continued)
	Par ($)	Value ($)
MN Brooklyn Center
BCC Associates LLC, Series 2001, LOC: U.S. Bank N.A. 3.670% 12/01/14	200,000	200,000
MO Development Finance Board
Nelson Gallery Foundation, Series 2004 A, SPA: JPMorgan Chase Bank 3.600% 12/01/33	700,000	700,000
MO Health & Educational Facilities Authority
St. Louis University: Series 2005 A, Insured: MBIA, SPA: Bank of New York 3.610% 10/01/35	200,000	200,000
Series 2006 A, Insured: MBIA, SPA: Bank of New York 3.610% 10/01/35	180,000	180,000
MS Jackson County Pollution Control
Chevron Corp., Series 1993, 3.650% 06/01/23	200,000	200,000
TX Bell County Health Facilities Development Corp.
Scott & White Memorial Hospital, Series 2000 B-1, SPA: Morgan Guaranty Trust 3.600% 08/15/29	1,700,000	1,700,000
TX Harris County Health Facilities Development Corp.
Texas Children's Hospital, Series 1999 B-1, Insured: MBIA, SPA: JPMorgan Chase Bank 3.640% 10/01/29	2,865,000	2,865,000
Texas Medical Center, Series 2006, Insured: MBIA, SPA: JPMorgan Chase Bank 3.600% 05/01/35	3,600,000	3,600,000
YMCA-Greater Houston Area, Series 2002, LOC: JPMorgan Chase Bank 3.600% 07/01/37	700,000	700,000

	Par ($)	Value ($)
WA Housing Finance Commission
Franke Tobey Jones, Series 2003, LOC: Wells Fargo Bank N.A. 3.510% 09/01/33	1,900,000	1,900,000
WI Health & Educational Facilities Authority
Gundersen Clinic Ltd., Series 2000 A, Insured: FSA, SPA: Dexia Credit Local 3.650% 12/01/15	600,000	600,000
Variable Rate Demand Notes Total		21,345,000
Total Short-Term Obligations (cost of $21,345,000)		21,345,000
Total Investments – 99.8% (cost of $2,309,130,662)(n)		2,464,255,051
Other Assets & Liabilities, Net – 0.2%		3,797,202
Net Assets – 100.0%		2,468,052,253

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at November 30, 2007.

(c)  The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At November 30, 2007, the value of the security amounted to $6,142,249, which represents 0.2% of net assets.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, these securities, which are not illiquid, except for the following, amounted to $111,789,906, which represents 4.5% of net assets.

Security	Acquisition Date	Par	Cost	Value
Resolution Trust	08/27/93	$6,615,223	$6,751,636	$6,578,310
Corp. Pass-Through
Certificates,
Series 1993 A,
8.500% 12/01/16

(e)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(f)  Security represents the underlying bond transferred to a special purpose entity established in a floating rate note transaction in which the Fund acquired the residual interest. These securities amount to $53,405,230 and serve as collateral in the transactions.

(g)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the Fund will begin accruing at this rate.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(i)  Non-income producing security.

(j)  Position reflects anticipated residual bankruptcy claims.

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund, November 30, 2007

(k)  All or a portion of this security was on loan at November 30, 2007. The total market value of securities on loan at November 30, 2007 is $44,543.

(l)  Investment made with cash collateral received from securities lending activity.

(m)  Variable rate demand note. This security is payable upon not more than one, seven or thirty business days' notice. Put bonds and notes have a demand feature that matures within one year. The interest rate changes periodically. The interest rate shown reflects the rate as of November 30, 2007.

(n)  Cost for federal income tax purposes is $2,304,689,883.

At November 30, 2007, the composition of the Fund by revenue source is as follows:

Holding by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	34.5
Refunded/Escrowed	17.8
Utilities	14.2
Health Care	8.7
Transportation	8.1
Other	4.8
Housing	4.1
Industrials	3.8
Education	2.5
Resource Recovery	0.3
	98.8
Investment Company	0.3
Common Stock	0.0	*
Securities Lending Collateral	0.0	*
Short-Term Obligations	0.7
Other Assets & Liabilities, Net	0.2
	100.0

* Represents less than 0.01%.

At November 30, 2007, the Fund held investments in the following states/territories:

State/Territory	% of Total Investments
California	9.3
New York	8.6
Illinois	7.8
Massachusetts	7.8
Texas	7.4
New Jersey	6.1
Other*	53.0
100.0

* Includes all states/territories that are individually less than 5.0% of total investments.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CAP	Capital Markets Assurance Corp.

CGIC	Capital Guaranty Insurance Corp.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guarantee

RAD	Radian Asset Assurance, Inc.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Tax-Exempt Fund
November 30, 2007

Assets	Investments, at cost	$2,309,130,662
	Investments, at value (including securities on loan of $44,543)	2,464,255,051
	Cash	82,714
	Receivable for:
	Investments sold	10,437,296
	Fund shares sold	1,520,228
	Interest	33,684,323
	Securities lending	39
	Trustees' deferred compensation plan	220,068
	Total Assets	2,510,199,719
Liabilities	Collateral on securities loaned	44,608
	Payable for:
	Investments purchased	7,586,367
	Fund shares repurchased	1,419,441
	Distributions	4,828,012
	Interest expense and fees	414,011
	Floating rate notes	25,578,860
	Investment advisory fee	976,319
	Transfer agent fee	246,624
	Pricing and bookkeeping fees	24,415
	Trustees' fees	78,833
	Custody fee	12,488
	Distribution and service fees	282,023
	Chief compliance officer expenses	245
	Trustees' deferred compensation plan	220,068
	Other liabilities	435,152
	Total Liabilities	42,147,466
	Net Assets	2,468,052,253
Net Assets Consist of	Paid-in capital	2,331,695,127
	Undistributed net investment income	6,411,241
	Accumulated net realized loss	(25,178,504)
	Net unrealized appreciation on investments	155,124,389
	Net Assets	2,468,052,253
Class A	Net assets	$1,533,614,419
	Shares outstanding	113,449,422
	Net asset value per share	$13.52	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($13.52/0.9525)	$14.19	(b)
Class B	Net assets	$27,047,017
	Shares outstanding	2,000,698
	Net asset value and offering price per share	$13.52	(a)
Class C	Net assets	$22,650,105
	Shares outstanding	1,675,746
	Net asset value and offering price per share	$13.52	(a)
Class Z	Net assets	$884,740,712
	Shares outstanding	65,448,862
	Net asset value, offering and redemption price per share	$13.52

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Tax-Exempt Fund
For the Year Ended November 30, 2007

		($)
Investment Income	Interest	130,600,279
	Dividends	161,753
	Securities lending	124
	Total Investment Income	130,762,156
Expenses	Investment advisory fee	12,025,751
	Distribution fee:
	Class B	256,603
	Class C	160,556
	Service fee:
	Class A	3,151,795
	Class B	68,574
	Class C	42,794
	Transfer agent fee	1,615,836
	Pricing and bookkeeping fees	217,067
	Trustees' fees	169,732
	Custody fee	58,084
	Chief compliance officer expenses	2,588
	Other expenses	556,022
	Expenses before interest expense and fees	18,325,402
	Interest expense and fees	1,038,189
	Total Expenses	19,363,591
	Fees waived by Distributor—Class C	(32,173)
	Expense reductions	(25,114)
	Net Expenses	19,306,304
	Net Investment Income	111,455,852
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
	Net realized gain on:
	Investments	9,042,444
	Futures contracts	3,716,559
	Net realized gain	12,759,003
	Net change in unrealized appreciation on investments	(80,329,893)
	Net Loss	(67,570,890)
	Net Increase Resulting from Operations	43,884,962

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Tax-Exempt Fund

	Year Ended November 30,
Increase (Decrease) in Net Assets	2007	2006
Operations Net investment income	$111,455,852	$90,721,186
Net realized gain on investments and futures contracts	12,759,003	4,285,402
Net change in unrealized appreciation (depreciation) on investments	(80,329,893)	52,641,928
Net Increase Resulting from Operations	43,884,962	147,648,516
Distributions to Shareholders	From net investment income:
Class A	(68,683,296)	(68,860,501)
Class B	(1,234,845)	(1,345,455)
Class C	(803,297)	(459,942)
Class Z	(39,847,395)	(19,394,532)
Total Distributions to Shareholders	(110,568,833)	(90,060,430)
Share Transactions	Class A:
Subscriptions	58,162,520	35,579,691
Proceeds received in connection with merger	—	131,564,548
Distributions reinvested	41,027,286	40,581,170
Redemptions	(169,587,273)	(182,290,425)
Net Increase (Decrease)	(70,397,467)	25,434,984
	Class B:
Subscriptions	2,020,171	1,604,683
Proceeds received in connection with merger	—	16,432,045
Distributions reinvested	708,116	758,551
Redemptions	(18,400,658)	(14,174,638)
Net Increase (Decrease)	(15,672,371)	4,620,641
	Class C:
Subscriptions	6,017,401	2,925,038
Proceeds received in connection with merger	—	9,489,654
Distributions reinvested	369,149	232,529
Redemptions	(3,969,416)	(2,619,977)
Net Increase	2,417,134	10,027,244
	Class Z:
Subscriptions	109,911,871	16,547,900
Proceeds received in connection with merger	—	577,965,524
Distributions reinvested	9,230,535	9,457,111
Redemptions	(101,157,600)	(56,565,227)
Net Increase	17,984,806	547,405,308
Net Increase (Decrease) from Share Transactions	(65,667,898)	587,488,177
Total Increase (Decrease) in Net Assets	(132,351,769)	645,076,263
Net Assets Beginning of period	2,600,404,022	1,955,327,759
End of period	2,468,052,253	2,600,404,022
Undistributed net investment income at end of period	6,411,241	5,811,617

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Tax-Exempt Fund

	Year Ended November 30,
	2007	2006
Changes in Shares	Class A:
Subscriptions	4,289,043	2,608,553
Issued in connection with merger	—	9,550,879
Distributions reinvested	3,022,312	2,984,692
Redemptions	(12,497,385)	(13,439,568)
Net Increase (Decrease)	(5,186,030)	1,704,556
	Class B:
Subscriptions	148,877	117,985
Issued in connection with merger	—	1,192,816
Distributions reinvested	52,110	55,754
Redemptions	(1,354,651)	(1,043,899)
Net Increase (Decrease)	(1,153,664)	322,656
	Class C:
Subscriptions	443,505	214,322
Issued in connection with merger	—	688,923
Distributions reinvested	27,200	17,067
Redemptions	(293,115)	(192,923)
Net Increase	177,590	727,389
	Class Z:
Subscriptions	8,119,211	1,205,243
Issued in connection with merger	—	41,929,939
Distributions reinvested	680,068	695,573
Redemptions	(7,463,718)	(4,157,693)
Net Increase	1,335,561	39,673,062

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class A Shares	2007	2006	2005		2004		2003
Net Asset Value, Beginning of Period	$13.88	$13.49	$13.51		$13.60		$13.16
Income from Investment Operations:
Net investment income (a)	0.60	0.61	0.62		0.61		0.60
Net realized and unrealized gain (loss) on investments and futures contracts	(0.37)	0.38	(0.03)		(0.11)		0.44
Total from Investment Operations	0.23	0.99	0.59		0.50		1.04
Less Distributions to Shareholders:
From net investment income	(0.59)	(0.60)	(0.61)		(0.59)		(0.60)
Net Asset Value, End of Period	$13.52	$13.88	$13.49		$13.51		$13.60
Total return (b)	1.74%	7.53%	4.41	%(c)	3.78	%(c)	8.05	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	0.78%	0.80%	0.82%		0.86%		0.94%
Interest expense and fees (e)	0.04%	0.05%	0.04%		0.02%		0.01%
Net expenses (d)	0.82%	0.85%	0.86%		0.88%		0.95%
Waiver/Reimbursement	—	—	—	%(f)	0.03%		0.03%
Net investment income (d)	4.40%	4.46%	4.50%		4.49%		4.50%
Portfolio turnover rate	13%	5%	4%		5%		11%
Net assets, end of period (000's)	$1,533,614	$1,646,201	$1,577,102		$1,638,527		$1,837,693

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class B Shares	2007	2006	2005		2004		2003
Net Asset Value, Beginning of Period	$13.88	$13.49	$13.51		$13.60		$13.16
Income from Investment Operations:
Net investment income (a)	0.50	0.50	0.51		0.50		0.50
Net realized and unrealized gain (loss) on investments and futures contracts	(0.37)	0.39	(0.02)		(0.10)		0.44
Total from Investment Operations	0.13	0.89	0.49		0.40		0.94
Less Distributions to Shareholders:
From net investment income	(0.49)	(0.50)	(0.51)		(0.49)		(0.50)
Net Asset Value, End of Period	$13.52	$13.88	$13.49		$13.51		$13.60
Total return (b)	0.98%	6.73%	3.63	%(c)	3.01	%(c)	7.25	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	1.53%	1.55%	1.57%		1.61%		1.69%
Interest expense and fees (e)	0.04%	0.05%	0.04%		0.02%		0.01%
Net expenses (d)	1.57%	1.60%	1.61%		1.63%		1.70%
Waiver/Reimbursement	—	—	—	%(f)	0.03%		0.03%
Net investment income (d)	3.65%	3.71%	3.75%		3.74%		3.75%
Portfolio turnover rate	13%	5%	4%		5%		11%
Net assets, end of period (000's)	$27,047	$43,771	$38,193		$45,168		$64,990

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class C Shares	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.88	$13.49	$13.51	$13.60	$13.16
Income from Investment Operations:
Net investment income (a)	0.51	0.52	0.53	0.53	0.51
Net realized and unrealized gain (loss) on investments and futures contracts	(0.36)	0.39	(0.02)	(0.11)	0.45
Total from Investment Operations	0.15	0.91	0.51	0.42	0.96
Less Distributions to Shareholders:
From net investment income	(0.51)	(0.52)	(0.53)	(0.51)	(0.52)
Net Asset Value, End of Period	$13.52	$13.88	$13.49	$13.51	$13.60
Total return (b)(c)	1.13%	6.89%	3.78%	3.17%	7.41%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	1.38%	1.40%	1.42%	1.46%	1.54%
Interest expense and fees (e)	0.04%	0.05%	0.04%	0.02%	0.01%
Net expenses (d)	1.42%	1.45%	1.46%	1.48%	1.55%
Waiver/Reimbursement	0.15%	0.15%	0.15%	0.18%	0.18%
Net investment income (d)	3.78%	3.83%	3.90%	3.89%	3.90%
Portfolio turnover rate	13%	5%	4%	5%	11%
Net assets, end of period (000's)	$22,650	$20,789	$10,396	$8,699	$12,450

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,		Period Ended November 30,
Class Z Shares	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$13.88	$13.49	$13.71
Income from Investment Operations:
Net investment income (b)	0.62	0.62	0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(0.36)	0.40	(0.22)
Total from Investment Operations	0.26	1.02	(0.09)
Less Distributions to Shareholders:
From net investment income	(0.62)	(0.63)	(0.13)
Net Asset Value, End of Period	$13.52	$13.88	$13.49
Total return (c)	1.94%	7.75%	(0.63	)%(d)(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (f)	0.58%	0.60%	0.57	%(g)
Interest expense and fees (h)	0.04%	0.05%	0.04	%(g)
Net expenses (f)	0.62%	0.65%	0.61	%(g)
Waiver/Reimbursement	—	—	—	%(g)(i)
Net investment income (f)	4.59%	4.62%	4.91	%(g)
Portfolio turnover rate	13%	5%	4	%(e)
Net assets, end of period (000's)	$884,741	$889,644	$329,637

(a)  On September 16, 2005, Columbia Tax-Exempt Fund Class Z shares commenced operations.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Tax-Exempt Fund
November 30, 2007

Note 1. Organization

Columbia Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and, as applicable, sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period financial statement presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Columbia Tax-Exempt Fund, November 30, 2007

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Floating–Rate Notes Issued in Conjunction with Securities Held

The Fund may sell a fixed-rate bond ("Fixed-Rate Bond") to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes ("Floating-Rate Notes") that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an "Inverse Floater"), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140. Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with SFAS 140, the Fund includes the Fixed-Rate Bond in its Portfolio of Investments and recognizes the Floating-Rate Notes as a liability on its Statement of Assets and Liabilities.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Columbia Tax-Exempt Fund, November 30, 2007

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2007, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$(287,395)	$287,396	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2007 and November 30, 2006 were as follows:

	November 30,
	2007	2006
Tax-Exempt Income	$110,200,781	$89,980,818
Ordinary Income*	368,052	79,612

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Net Unrealized Appreciation*
$7,187,251	$159,565,168

*  The differences between book-basis and tax-basis net unrealized appreciation/ depreciation are primarily due to capital loss carryforwards, discount accretion/premium amortization on debt securities and market discount reclassifications.

Unrealized appreciation and depreciation at November 30, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$176,988,129
Unrealized depreciation	(17,422,961)
Net unrealized appreciation	$159,565,168

Columbia Tax-Exempt Fund, November 30, 2007

The following capital loss carryforwards, determined as of November 30, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$1,275,955
2009	179,607
2010	10,177,991
Total	$11,633,553

Capital loss carryforwards of $12,004,511 were utilized during the year ended November 30, 2007. Of the capital loss carryforwards attributable to the Fund, $1,499,612 ($179,607 expiring November 30, 2009 and $1,320,005 expiring November 30, 2010) remain from the merger with Columbia Municipal Income Fund, none of which were utilized to offset gains during the year ended November 30, 2007. The availability of a portion of the remaining capital loss carryforwards from the Fund may be limited in a given year.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.55%
$500 million to $1 billion	0.50%
$1 billion to $1.5 billion	0.47%
$1.5 billion to $3 billion	0.44%
$3 billion to $6 billion	0.43%
Over $6 billion	0.42%

For the year ended November 30, 2007, the Fund's effective investment advisory fee rate was 0.48% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Columbia Tax-Exempt Fund, November 30, 2007

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended November 30, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated $27,315, of which $1,647 is unpaid.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations.

For the year ended November 30, 2007, these minimum account balance fees reduced total expenses by $13,550.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended November 30, 2007, the Distributor retained net underwriting discounts of $64,392 on sales of the Fund's Class A shares and received net CDSC fees of $55,180 and $2,053 on Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service fee to the Distributor equal up to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor equal up to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Columbia Tax-Exempt Fund, November 30, 2007

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended November 30, 2007, these credits reduced total expenses by $11,564 for the Fund.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

As a result of a merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which is included in "Trustees' fees" in the Statement of Assets and Liabilities. The deferred compensation plan of the acquired fund may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended November 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $316,216,678 and $402,310,964, respectively.

At November 30, 2007, the Fund held Inverse Floaters related to the following securities:

Par
CA San Francisco Bay Area Rapid Transit District, Series 1999, Pre-refunded 07/01/09, 5.500%, 07/01/26	$10,000,000
FL Tampa Bay Water Utility Systems, Series 1999, Pre-refunded 10/01/11, 5.750%, 10/01/29	3,000,000
MA Port Authority, Series 1999 C, Pre-refunded 01/01/10, 5.750%, 07/01/29	5,000,000
MA Port Authority, Series 1999 D, AMT, 6.000%, 07/01/29	3,000,000
NC Charlotte, Series 1999 B, AMT, 6.000%, 07/01/28	2,000,000
NY New York City Municipal Water Finance Authority, Series 1999 A, Pre-refunded 06/15/09, 5.500%, 06/15/32	10,000,000
TX Harris County Health Facilities Development Corp., Christus Health, Series 1999 A, Pre-refunded 07/01/09, Insured MBIA: 5.375%, 07/01/19	18,000,000
Total	$51,000,000

Against these securities have been issued $25,500,000 par of Floating-Rate Notes bearing interest rates at November 30, 2007 ranging from 3.790% to 4.004%, at a weighted average rate of 3.923%. Interest paid on the Floating-Rate Notes during the year ended November 30, 2007 was at an average annualized rate of 3.990%. The Fund's physical holdings at November 30, 2007 were Inverse Floaters totaling $25,500,000 par, market value of $27,826,370, bearing interest at a weighted rate of 7.165%. The Inverse Floaters are exempt from registration pursuant to Rule 144A under the Securities Act of 1933.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Columbia Tax-Exempt Fund, November 30, 2007

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended November 30, 2007, the Fund did not borrow under these arrangements.

Note 7. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or rated AAA by Standard & Poor's, except for Radian Asset Assurance, Inc. which is rated Aa3 and AA by Moody's and Standard & Poor's, respectively. Subsequent to November 30, 2007, Moody's and Standard & Poor's placed Ambac Assurance Corp., MBIA Insurance Corp. and FGIC Guaranty Insurance Co. on review for possible downgrade. At November 30, 2007, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

% of Total Investments
MBIA Insurance Corp.	18.4
Financial Guaranty Insurance Co.	14.0
Ambac Assurance Corp.	12.0
Financial Security Assurance, Inc.	9.1

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is more diversified.

Geographic Concentration

At November 30, 2007, the Fund has greater than 5% of its total investments invested in debt obligations issued by New York, Massachusetts, Illinois, California, New Jersey, Texas and their respective political subdivisions, agencies and public

Columbia Tax-Exempt Fund, November 30, 2007

authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The U.S. Supreme Court heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund. This also has the potential to cause decline in the value of the municipal securities held by the Fund which, in turn, would reduce the value of the Fund's shares.

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuers does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On

Columbia Tax-Exempt Fund, November 30, 2007

March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19,2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 9. Business Combinations and Mergers

After the close of business on September 22, 2006, Columbia Tax-Exempt Insured Fund and Columbia Municipal Income Fund (collectively, the "Target Funds") merged into Columbia Tax-Exempt Fund. Columbia Tax-Exempt Fund received a tax-free transfer of assets from the Target Funds as follows:

	Shares Issued	Net Assets Received	Unrealized Appreciation*
Columbia Tax-Exempt Insured Fund	9,023,311	$124,282,889	$15,636,407
Columbia Municipal Income Fund	44,339,246	611,168,882	35,832,754
	Net Assets of Net Assets of Columbia Tax-Exempt Fund Prior to Combination	Target Funds Immediately Prior to Combination	Net Assets of Columbia Tax-Exempt Fund Immediately After Combination
	$1,875,715,026	$735,451,771	$2,611,166,797

*  Unrealized appreciation is included in the respective Net Assets Received amount.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 23, 2008

Federal Income Tax Information – Columbia Tax-Exempt Fund

99.67% of distributions from net investment income will be treated as exempt income for federal income tax purposes.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP since July 1999 to June 2000; Partner, KPMG, LLP since March 1962 to June 1999. Oversees 95, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; Montpelier Re

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. since 1997 to 2001. Oversees 95, Parsons Brinckerhoff, Inc.; Jackson Hewitt Tax Service Inc.; Crystal River Inc.; Student Loan Corporation; and Apex Silver Mines Ltd.

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Morrill Melton Hall, Jr. (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Chairman since 1984 and Chief Executive Officer since 1991, Comprehensive Health Services, Inc. (healthcare management and administration), Oversees 95, None

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel-Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; Editor, Scientific American since 1984 to 1986 and Vice President since 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 95, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC (the "Advisor"), since September 2005; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America- affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, Inc., since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Tax-Exempt Fund's performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the second quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Tax-Exempt Fund's total expenses and actual management fees were in the fifth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to

Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.   The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report – Columbia Tax-Exempt Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia Fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Tax-Exempt Fund

Annual Report – November 30, 2007

Columbia Management®

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PAID

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/138638-1107 (01/08) 07/49001

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.  Comparative fee information for fiscal year ended November 30, 2006 also includes fees for two series that were merged into the registrant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2007 and November 30, 2006 are approximately as follows:

2007	2006
$53,800	$50,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended November 30, 2007 and November 30, 2006 are approximately as follows:

2007	2006
$4,400	$15,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2007 and 2006, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger.

During the fiscal years ended November 30, 2007 and November 30, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2007 and November 30, 2006 are approximately as follows:

2007	2006
$3,600	$34,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2006 also includes agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended November 30, 2007 and November 30, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2007 and November 30, 2006 are approximately as follows:

2007	2006
$0	$800

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2006, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended November 30, 2007 and November 30, 2006 are approximately as follows:

2007	2006
$1,083,000	$609,700

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2007 and November 30, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2007 and November 30, 2006 are approximately as follows:

2007	2006
$1,091,000	$661,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	January 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	January 23, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	January 23, 2008